UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(RULE 14a-101)
SCHEDULE 14A INFORMATION
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SCHAWK, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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NOTICE OF 2006 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 17, 2006
PROXY STATEMENT
INTRODUCTION
PROPOSAL 1: ELECTION OF DIRECTORS
EXECUTIVE COMPENSATION
REPORT ON EXECUTIVE COMPENSATION
PERFORMANCE GRAPH
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
RELATED PARTY TRANSACTIONS
PROPOSAL 2: APPROVAL OF CERTAIN CASH-BASED LONG-TERM PERFORMANCE AWARDS
PROPOSAL 3: APPROVAL OF SCHAWK, INC. 2006 LONG-TERM INCENTIVE PLAN
PROPOSAL 4: RATIFICATION OF INDEPENDENT AUDITORS
AUDIT COMMITTEE REPORT
OTHER MATTERS
STOCKHOLDER PROPOSALS FOR 2007 ANNUAL MEETING

SCHAWK, INC.
1695 River Road
Des Plaines, Illinois 60018
NOTICE OF 2006 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 17, 2006
To the Stockholders of Schawk, Inc.:
Notice is hereby given that the 2006 Annual Meeting of Stockholders of Schawk, Inc. will be held at 9:30 a.m. local time, Wednesday, May 17, 2006, at Schawk Chicago, 1600 E. Sherwin Avenue, Des Plaines, Illinois, for the following purposes:
1.	To elect the Board of Directors of Schawk, Inc.

2.	To consider and approve certain cash-based long-term performance awards granted in 2005 and the related performance goals and maximum individual payment amount.

3.	To consider and approve the Schawk, Inc. 2006 Long-term Incentive Plan.

4.	To ratify the selection of Ernst & Young LLP as the independent auditors of Schawk, Inc. for fiscal year 2006.

5.	To transact such other business as may properly come before the meeting or any adjournment of the meeting.
The close of business on March 31, 2006, has been fixed as the record date for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting and any adjournment of the meeting. The stock transfer books of Schawk, Inc. will not be closed.

By Order of the Board of Directors,

Des Plaines, Illinois	A. ALEX SARKISIAN, Esq.
April 21, 2006	Executive Vice President and Chief Operating Officer

SCHAWK, INC.
1695 River Road
Des Plaines, Illinois 60018
(847) 827-9494
PROXY STATEMENT
FOR THE 2006 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 17, 2006
INTRODUCTION
     This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of Schawk, Inc. (“Schawk” or the “Company”) for use at the 2006 Annual Meeting of Stockholders to be held at 9:30 a.m. local time, Wednesday, May 17, 2006, at Schawk Chicago, 1600 E. Sherwin, Des Plaines, Illinois, and at any adjournment thereof (the “Annual Meeting”). This Proxy Statement and the accompanying proxy are first being mailed on or about April 21, 2006 to stockholders of record at the close of business on March 31, 2006.
Purpose
     The purpose of the Annual Meeting is to: (i) elect the Board of Directors of the Company; (ii) consider and approve certain cash-based long-term performance awards granted to certain executives of the Company in 2005 and the related performance goals and maximum individual payment amount (the “2005 Awards”); (iii) consider and approve the Schawk, Inc. 2006 Long-term Incentive Plan (the “2006 Plan”); (iv) ratify the appointment of Ernst & Young LLP as the independent auditors of the Company for fiscal year 2006; and (v) transact such other business as may properly come before the meeting or any adjournment of the meeting.
Proxies and Solicitation
     Any person signing and mailing the enclosed proxy may revoke the proxy at any time prior to its exercise by: (i) executing a subsequent proxy; (ii) notifying the Corporate Secretary of the Company of such revocation in a written notice received by him at Schawk, Inc., 1695 River Road, Des Plaines, Illinois 60018, prior to the Annual Meeting; or (iii) attending the Annual Meeting and voting in person.
     The cost of solicitation of proxies will be borne by the Company. In addition to the use of the mails, proxies may be solicited personally or by telephone or facsimile by directors of the Company (each a “Director” and collectively, the “Directors”) and executive officers and regular employees of the Company. The Company does not currently expect to pay any compensation for the solicitation of proxies, but may reimburse brokers and other persons holding shares in their names, or in the names of nominees, for their expenses in sending proxy materials to principals and obtaining their proxies. Computershare Investor Services, the transfer agent and registrar of the Company’s Class A Common Stock, may aid in the solicitation of proxies and will be reimbursed for any expenses incurred as a result of any such activity.
     Shares of the Company represented by properly executed proxies will, unless such proxies have been previously revoked, be voted in accordance with the instructions indicated in the proxies. Unless otherwise instructed in the proxy, the agent named in the proxy intends to cast the proxy votes in the following manner: (i) FOR the election of the nominees for Directors of Schawk; (ii) FOR the approval of the 2005 Awards; (iii) FOR the approval of the 2006 Plan; (iv) FOR the ratification of the appointment of Ernst & Young LLP as the independent auditors of the Company for fiscal year 2006; and (v) in the best judgment of the persons named in the proxy, as agent, upon any other matters that may properly come before the Annual Meeting.
Quorum Requirements and Voting
     The presence, in person or by proxy, of the holders of a majority of the Company’s Class A Common Stock outstanding on the record date is required for a quorum at the Annual Meeting. Abstentions will be treated as shares present and entitled to vote for purposes of determining whether a quorum is present, but will not be voted for purposes of determining the approval of any matter submitted to the stockholders for a vote. If a proxy returned by a broker indicates that the broker does not have discretionary authority to vote some or all of the shares covered thereby for any matter submitted to the stockholders for a vote, such shares will be considered to be present for purposes of determining whether a quorum is present, but will not be considered to be present and entitled to vote at the Annual Meeting.
     As to all anticipated votes, each share of Class A Common Stock will have one vote as to each matter to be voted on at the Annual Meeting. Directors shall be elected by a plurality of the votes cast for the election of Directors at the meeting. A proxy marked to withhold authority for the election of one or more Directors will not be voted with respect to the Director or Directors indicated. The affirmative vote of a majority in voting power of the shares of common stock represented in person or by proxy at the meeting is necessary for approval of Items 2, 3 and 4. Stockholders entitled to vote or to execute proxies are stockholders of record at the close of business on March 31, 2006. The Company had 26,425,071 shares of Class A Common Stock outstanding on such date. The stock transfer books of the Company will not be closed.
Interest of Certain Persons in Matters To Be Acted Upon
     No other person being nominated as a Director is being proposed for election pursuant to any agreement or understanding between any such person and the Company.
PROPOSAL 1: ELECTION OF DIRECTORS
     At the Annual Meeting, eight Directors will be elected to the Company’s Board. The size of the Company’s Board of Directors has been fixed at eight members in accordance with the Company’s By-laws.
     Each of the Directors elected at the Annual Meeting will hold office for a term of one year, expiring at the 2007 Annual Meeting of Stockholders, and thereafter until a successor has been duly elected and qualified. Unless authority to vote is withheld, proxies received in response to this solicitation will be voted FOR the election of the nominees named hereafter, each of whom presently serves as a Director of the Company. It is not contemplated that any of the nominees will be unable or will decline to serve; however, if such a situation arises, the shares represented by the proxies being solicited will be voted FOR the election of a nominee or nominees designated by the Board of Directors of the Company.
     Assuming a quorum is present, an affirmative vote of the holders of a plurality of the shares, present and voting at the meeting, is required for a nominee to be elected as a Director. Therefore, abstentions and shares for which authority to vote is not given will have no effect on the election of Directors.
     The following is a list of the nominees for election as Directors of the Company, all of whom have been nominated by the Board in accordance with its nominating criteria and procedures described below, followed by a brief biographic statement concerning each nominee:

Nominees for Election as
Directors of the Company

Clarence W. Schawk
David A. Schawk
A. Alex Sarkisian, Esq.
Judith W. McCue, Esq.
John T. McEnroe, Esq.
Hollis W. Rademacher
Leonard S. Caronia
Christopher Lacovara
     Clarence W. Schawk has been Chairman of the Board of the Company since September 1992, when he was also appointed to the Executive Committee. He served as Chief Executive Officer of Filtertek Inc., the Company’s predecessor (“Filtertek”), from September 1992 until February 1993. Clarence W. Schawk also served as Chairman of the Board of the corporation previously known as Schawk, Inc. (“Old Schawk”) from 1953 until the merger (the “Merger”) of Old Schawk and affiliated companies into Filtertek in 1994 and served as Chief Executive Officer until June 1994. He is the father of David A. Schawk, President and Chief Executive Officer of the Company. Clarence W. Schawk previously served as President and a Director of the International Prepress Association. Mr. Schawk also served as a Director of Old Schawk until the Merger. Age: 80
     David A. Schawk was appointed Chief Executive Officer and President in February 1993. He served as Chief Operating Officer of the Company from September 1992 through February 2004. He was appointed to the Board of Directors in September 1992. David A. Schawk served as the President of Old Schawk from 1987 until the Merger. David A. Schawk serves on the Company’s Executive Committee. David A. Schawk is the son of Clarence W. Schawk. David A. Schawk currently serves as a Director of the International Prepress Association. Mr. Schawk also served as a Director of Old Schawk until the Merger. Age: 50
     A. Alex Sarkisian, Esq., was appointed Chief Operating Officer in March 2004 and was appointed Executive Vice President in 1994. Mr. Sarkisian has served on the Company’s Board of Directors and as Corporate Secretary since September 1992. Mr. Sarkisian was the Executive Vice President and Secretary of Old Schawk from 1988 and 1986, respectively, until the Merger. Mr. Sarkisian also served as a Director of Old Schawk until the Merger. He is a member of the Executive and 401(k) Administration Committees. Age: 54
     Judith W. McCue has been a partner with McDermott Will & Emery LLP since 1995. Prior thereto, Ms. McCue was a partner with Keck, Mahin & Cate where she practiced from 1972 to 1995. Ms. McCue was appointed Director of the Company in September 1992 and is a member of the Audit and Option/Compensation Committees. Age: 58
     John T. McEnroe, Esq., has been a shareholder with the law firm of Vedder, Price, Kaufman & Kammholz, P.C., counsel to the Company, since May 1992. Prior to this position, he was a partner with the law firm of Keck, Mahin & Cate where he practiced from 1976 to 1992. Mr. McEnroe was appointed a Director of the Company in September 1992 and is a member of the Executive and Option/Compensation Committees. Age: 54
     Hollis W. Rademacher held various positions with Continental Bank, N.A., Chicago, Illinois, from 1957 to 1993 and was Chief Financial Officer of Continental Bank Corporation, Chicago, Illinois, from 1988 to 1993. Mr. Rademacher is currently self-employed in the fields of consulting and investments in Chicago, Illinois. Mr. Rademacher was appointed a director of the Company in 1994 and is a member of the Executive, Audit and Option/Compensation Committees. Mr. Rademacher also serves as a director of Wintrust Financial Corporation together with several other privately held companies. Age: 70
     Leonard S. Caronia was appointed a Director of the Company in October 2000. Mr. Caronia is the Co-Founder and Managing Director of the investment banking firm Cochran Caronia Waller. Prior to forming his company in 1997, Mr. Caronia served as Managing Director of Coopers & Lybrand Securities, LLC. Prior to that, Mr. Caronia was employed at First Chicago Corporation from 1980 until 1993 and was Corporate Senior Vice President and Head of Investment Banking. He is also a member of the Option/Compensation Committee. Age: 54
     Christopher Lacovara was appointed a Director of the Company in January 2005 and has been a member of the Audit Committee and Option/Compensation Committee since March 2005. Mr. Lacovara has been a principal of Kohlberg & Company since 1995 and was president of KAGT Holdings, Inc., the parent company of Seven Worldwide, Inc., until the completion of the acquisition of Seven Worldwide by the Company in January 2005. Prior to joining Kohlberg & Company in 1988, he was an associate with Lazard Frères & Company and a financial analyst with Goldman, Sachs & Company. Mr. Lacovara is a member of the board of directors of Allied Aerospace Engineering, Inc., CUSA Busways, L.L.C., Holley Performance Products, Inc., Katy Industries, Inc., Redaelli Tecna, S.p.A., SVP Holdings, Ltd. and Stanadyne Corporation. Age: 41
The Board of Directors recommends a vote FOR the election of the nominees named in this proxy statement.
     The following is a brief biographical statement of James J. Patterson, the Chief Financial Officer of the Company:
     James J. Patterson was appointed Senior Vice President and Chief Financial Officer in December 1997. Prior to joining the Company, Mr. Patterson was Vice President — Strategic Purchasing of IMC Global Inc. from March 1996 to September 1997. Mr. Patterson was Vice President and Chief Financial Officer of The Vigoro Corporation from 1993 until it was acquired by IMC Global Inc. in 1996. From 1990 to 1992, Mr. Patterson was Vice President and Controller of Great American Management and Investment, Inc., a diversified holding company, and Vice President and Controller of Capsure Holdings, Inc., a holding company in the specialty insurance business. Mr. Patterson is a Certified Public Accountant. Age: 49
     Officers are elected by the Board of Directors at the first meeting of the newly elected Board of Directors held after each Annual Meeting. Officers hold office for a term of one year and until a successor has been duly elected and qualified.
Meetings and Committees of the Board of Directors
     The Board of Directors is responsible for the overall affairs of the Company. The Board of Directors held five meetings in 2005. Each member of the Board of Directors attended at least 75% of the total number of meetings of the Board of Directors and of all committees of the Board of Directors on which such Director served except Clarence W. Schawk, who was not able to attend two meetings due to travel related to Company business. The Board of Directors has a policy requiring director attendance at the annual meeting of Stockholders. All of the Company’s directors except Clarence W. Schawk attended the 2005 Annual Meeting.
     The Board of Directors has determined that Judith W. McCue, Hollis W. Rademacher and Christopher Lacovara are “independent directors”. The Board of Directors of the Company has determined that none of the current independent directors has a material relationship with the Company (either directly as a partner, stockholder or officer of an organization that has a relationship with the Company). In making such a determination the Board of Directors applied the standards set forth in Rule 303A.02(b) of the New York Stock Exchange Listed Company Manual and those set forth in the Company’s Corporate Governance Guidelines, a copy of which is available on the Company’s website at www.schawk.com. The remaining members of the Board of Directors are not considered independent under the NYSE rules.
     The Board of Directors has determined that the Company is a “controlled company,” as defined by the NYSE listing standards, as more than 50% of the voting power of the Company’s Class A Common Stock is held by the Schawk family. As a result, the Company is exempt from certain requirements of the listing standards, including the requirement to maintain a majority of independent directors on the Company’s Board of Directors and the requirements regarding the determination of compensation of executive officers and the nomination of directors by independent directors.
     Executive Sessions. The Company holds meetings of non-employee directors in which such directors meet without management participation. Non-employee directors include all independent directors as well as any other directors who are not officers of the Company, whether or not “independent” by virtue of a material relationship with the Company or otherwise. John T. McEnroe presides over any meetings of non-employee directors.
     Interested parties may communicate directly with Mr. McEnroe, or with the non-employee directors as a group by writing to them c/o Schawk, Inc., 1695 River Road, Des Plaines, Illinois 60018.
     Committees. The Board of Directors currently has an Executive Committee, an Audit Committee, a 401(k) Administration Committee and an Option/Compensation Committee, whose members are elected by the Board of Directors. The Board of Directors has determined that because it is a controlled company, it is not necessary to have a standing Nominating Committee and the entire Board of Directors acts in this capacity.
     The present members of the Executive Committee are: Clarence W. Schawk, David A. Schawk, A. Alex Sarkisian, John T. McEnroe and Hollis W. Rademacher. The Executive Committee is authorized to act on behalf of the Board of Directors in the management of the business and the affairs of the Company.
     Judith W. McCue, Hollis W. Rademacher and Christopher Lacovara have been appointed and currently serve as members of the Audit Committee. On March 1, 2005, the Board of Directors appointed Christopher Lacovara to the Audit Committee to fill the vacancy in the Audit Committee caused by the resignation of Mr. Caronia, who resigned from the Committee effective January 1, 2005. The Audit Committee recommends the selection of the Company’s independent public accountants, reviews and approves their fee arrangements, examines their detailed findings and reviews areas of possible conflicts of interest and sensitive payments. The Board of Directors has adopted a written charter for the Audit Committee that outlines the responsibilities and processes of the Audit Committee, a copy of which is available on the Company’s website. The Board of Directors has determined that the members of the Audit Committee are “independent” directors as such term is defined in the NYSE’s listing standards, as currently in effect, and each member meets the SEC’s heightened independence requirements for audit committee members. The Board of Directors has determined that Mr. Lacovara is an “audit committee financial expert”, as that term is defined in Section 401(h) of regulation S-K under the Securities Act. The Audit Committee met four times in 2005.

     The 401(k) Administration Committee is composed of David A. Schawk and A. Alex Sarkisian. The 401(k) Administration Committee reviews and selects the agent managing the 401(k) plan and evaluates the participative values.
     The Option/Compensation Committee members are Judith W. McCue, Hollis W. Rademacher, John T. McEnroe, Christopher Lacovara and Leonard S. Caronia. The Option/Compensation Committee evaluates the performance of key personnel and makes incentive awards in the form of stock options and other equity and cash-based long-term incentive awards. The Option/Compensation Committee met twice in 2005.
Director Compensation
     Currently, all nonemployee Directors of the Company (except for Mr. McEnroe) receive a $500 fee for attendance at each regularly scheduled or special board or committee meeting, except that Audit Committee members receive a fee of $1,000 for attendance at each regularly scheduled Audit Committee meeting. All Directors are also reimbursed for ordinary and necessary expenses incurred in attending Board or committee meetings.
     The Company’s Outside Directors’ Plan, as amended, provides that each “Outside Director” (defined in the Outside Directors’ Plan as any Director who is not a compensated employee of the Company) receive a nonqualified stock option to purchase 5,000 shares upon his or her election, and subsequent reelection, to the Board of Directors at an exercise price equal to the fair value of such shares on the date of election or reelection as a Director. Only the number of shares specified by such formula is eligible for grant under the Outside Directors’ Plan. In May 2005, Mr. McEnroe, Ms. McCue, Mr. Rademacher and Mr. Caronia each received an annual option grant to purchase 5,000 shares of common stock at a per share exercise price of $20.65. In January 2005 upon his appointment to the Board of Directors, Mr. Lacovara received options to purchase 5,000 shares at a per share exercise price of $18.18. The options granted to the Outside Directors in 2005 are exercisable for a term of 10 years from the date of grant and vest in one-third increments on the date of grant and on the first and second anniversaries of the date of grant.
Director Nomination Criteria and Procedures
     Criteria for Board Nomination. The Board considers the appropriate balance of experience, skills, and characteristics required of the Board of Directors and seeks to insure that members of the Company’s Audit Committee are independent and meet the financial literacy requirements under the rules of the New York Stock Exchange and the SEC’s heightened independence requirements, and that at least one of them qualifies as an “audit committee financial expert” under SEC rules. Nominees for director are selected on the basis of their depth and breadth of experience, wisdom, integrity, ability to make independent analytical inquiries, understanding of the Company’s business, and willingness to devote adequate time to Board duties.
     Board Nomination Process. The process for identifying and evaluating nominees to the Board of Directors is initiated by identifying a slate of candidates who meet the criteria for selection as a nominee and have the specific qualities or skills being sought based on input from members of the Board. The Board generally considers renomination of incumbent directors, provided they continue to meet the qualification criteria adopted by the Board of Directors. New director candidates are evaluated by reviewing the candidates’ biographical information and qualification and checking the candidates’ references. Qualified nominees are interviewed by at least the Chairman of the Board. The Board evaluates which of the prospective candidates is qualified to serve as a director and the Board should nominate, or elect to fill a vacancy, these final prospective candidates. Candidates selected by the Board as nominees are then presented for the approval of the stockholders or for election to fill a vacancy.

     The Board of Directors has made an affirmative determination that each of Judith W. McCue, Hollis W. Rademacher and Christopher Lacovara (each, an “Independent Director” and together, the “Independent Directors”) has no material relationship with the Company. These conclusions were based on a separate review of each Independent Director’s background for any possible affiliations with or any compensation received (other than compensation for service on the Company’s Board of Directors or committees thereof) from the Company. Following these reviews, the Board of Directors determined that all of the Independent Directors were “independent” for purposes of the New York Stock Exchange listing standards and the Company’s Corporate Governance Guidelines because, during the past three years, no Independent Director (or any member of an Independent Director’s immediate family) has:
•	been employed by the Company or any subsidiary;

•	accepted direct compensation from the Company or any subsidiary in excess of $100,000 during any of the last three fiscal years, or plans to accept such payments in the current fiscal year (other than compensation for board or committee service and pension or other forms of deferred compensation for prior service);

•	been affiliated with or employed by an auditor (present or former) of the Company or an affiliate of the Company;

•	been employed as an executive officer of another entity where at any time during the past three years any of the Company’s executive officers served on that entity’s compensation committee; or

•	been employed as an executive officer of an entity (including charitable organizations) that made payments to, or received payments from, the Company for property or services in the current or any of the past three fiscal years that exceed the greater of $1 million or 2% of such other entity’s consolidated gross revenues for that year.
     Stockholder Recommendations. The Board uses a similar process to evaluate candidates recommended by stockholders. To date, however, the Company has not received any stockholder’s proposal to nominate a director.
     To recommend a prospective nominee for the Board’s consideration, please submit the candidate’s name and qualifications to the Board of Directors of Schawk, Inc., 1695 River Road, Des Plaines, Illinois 60018. Submissions must contain: (a) the proposed nominee’s name and qualifications (including five year employment history with employer names and a description of the employer’s business, whether such individual can read and understand basic financial statements, and board memberships (if any)) and the reason for such recommendation, (b) the name and the record address of the stockholder or stockholders proposing such nominee, (c) the number of shares of stock of the Company which are beneficially owned by such stockholder or stockholders, and (d) a description of any financial or other relationship between the stockholder or stockholders and such nominee or between the nominee and the Company or any of its subsidiaries. The submission must be accompanied by a written consent of the individual to stand for election if nominated by the board and to serve if elected by the stockholders. Recommendations received by December 22, 2006, will be considered for nomination at the 2007 Annual Meeting of Stockholders. Recommendations received after December 22, 2006, will be considered for nomination at the 2008 Annual Meeting of Stockholders.

EXECUTIVE COMPENSATION
Summary Compensation Table
     The table below sets forth certain information for fiscal years 2005, 2004 and 2003 with respect to the annual and other compensation paid by the Company to: (i) the Chairman of the Board of Directors; (ii) the President and Chief Executive Officer; and (iii) the other executive officers of the Company who were most highly compensated in 2005 (collectively, the “named executive officers”) for services rendered in all capacities to the Company.
Summary Compensation Table

					Long-Term
					Compensation
					Awards
					Securities
				Other Annual	Underlying
Name and				Compensation	Options/	All Other
Principal Position	Year	Salary	Bonus	(1)	SARs(2)	Compensation(3)
Clarence W. Schawk,	2005	$50,000	—	—	—	$2,800
Chairman	2004	50,000	—	—	—	2,800
	2003	50,000	—	—	—	2,520

David A. Schawk,	2005	$545,008	$412,500	$4,672	100,000	$10,500
President and CEO	2004	499,351	390,000	4,603	170,000	10,250
	2003	469,560	209,000	4,945	160,000	9,000

A. Alex Sarkisian,	2005	$340,500	$207,000	$1,903	70,000	$10,500
Executive Vice President	2004	299,769	165,000	1,874	70,000	10,250
and Chief Operating Officer	2003	279,719	140,000	1,617	60,000	9,000

James J. Patterson,	2005	$261,500	$159,000	—	70,000	$10,500
Senior Vice President and	2004	229,885	135,798	—	70,000	10,250
Chief Financial Officer	2003	219,923	119,815	—	50,000	9,000

(1)	Consists primarily of life insurance premiums.

(2)	Represents stock options granted under the 2003 Equity Option Plan or predecessor plan. The exercise price with respect to the options equals the fair market value of the Company’s common stock on the date of grant. The right of the recipient to exercise the options is subject to vesting and forfeiture requirements and provisions, and all granted options must be exercised within ten years of the date of grant.

(3)	Reflects matching contributions made pursuant to the Company’s 401(k) plans to the accounts of such individuals.
Stock Options
     The table below sets forth certain information with respect to stock options granted during fiscal year 2005 to the named executive officers.
Options Granted in Last Fiscal Year

	Number of
	Shares of
	Class A	Percentage of			Potential Realizable Value at
	Common Stock	Total Options			Assumed Annual Rates of
	Underlying	Granted to			Stock Price Appreciation for
	Options	Employees in	Exercise	Expiration	Option Term
Name	Granted	Fiscal Year	Price ($/Sh)	Date	5%($)	10%($)
Clarence W. Schawk	—	—	—	—	—	—
David A. Schawk	100,000	18.77%	$18.725	4/7/15	$1,177,605	$2,984,283
A. Alex Sarkisian	70,000	13.14	18.725	4/7/15	824,324	2,088,998
James J. Patterson	70,000	13.14	18.725	4/7/15	824,324	2,088,998

     The table below sets forth certain information with respect to options exercised by the named executive officers during fiscal year 2005 and with respect to options held by the named executive officers at the end of fiscal year 2005. There were no stock appreciation rights (SARs) held or exercised during 2005. The value of unexercised options at the end of fiscal year 2005 is based on the closing price of $20.75 reported on the New York Stock Exchange on December 30, 2005.
Aggregated Option Exercises in Last Fiscal Year
and Fiscal Year-End Option Values

			Number of Securities
			Underlying		Value of Unexercised In-the-
			Unexercised Options at		Money Options at December 31,
	Shares		December 31, 2005		2005
	Acquired on	Value				Unexercisable
Name	Exercise (#)	Realized($)	Exercisable	Unexercisable	Exercisable($)	($)
Clarence W. Schawk	—	$—	261,111	—	$5,418,053	$—
David A. Schawk	—	—	810,086	124,800	16,809,285	2,589,600
A. Alex Sarkisian	25,000	313,250	317,372	70,700	6,585,469	1,467,025
James J. Patterson	—	—	269,300	70,700	5,589,975	1,467,025
Long-term Incentives
     The following table provides information concerning long-term compensation awards made during 2005 to the named executive officers.
Long-Term Incentive Plans—Awards in Last Fiscal Year

		Performance
	Number of	or Other
	Shares, Units	Period Until	Estimated Future Payouts Under Non-stock
	or Other	Maturation or	Price-based Plans
Name	Rights (#)(1)	Payout (2)	Threshold (#)	Target (#)	Maximum (#)
Clarence W. Schawk	—	—	—	—	—
David A. Schawk 2005-2006 performance period	600,000	2 yrs.	$150,000	$600,000	$900,000
2005-2007 performance period	600,000	3 yrs.	150,000	600,000	900,000
A. Alex Sarkisian 2005-2006 performance period	83,333	2 yrs.	20,833	83,333	125,000
2005-2007 performance period	83,333	3 yrs.	20,833	83,333	125,000
James J. Patterson 2005-2006 performance period	83,333	2 yrs.	20,833	83,333	125,000
2005-2007 performance period	83,333	3 yrs.	20,833	83,333	125,000

(1)	Represents performance awards payable in cash at the end of applicable performance periods. The cash value of awards to be delivered for the 2005–2006 performance period and the 2005–2007 performance period is based on the level of achievement of cumulative earnings per share and operating profit targets of the Company specified for each such performance period. For each performance period, the target award amount will be earned if 100% of the targeted earnings per share and operating profit is achieved. Additional amounts of up to 150% of the target award amount will be earned if the earnings per share and operating profit targets are exceeded. The threshold amount will be earned upon the achievement of 70% of either the earnings per share target or operating profit target.

(2)	The 2005-2006 performance period commenced on March 5, 2005 and ends on December 31, 2006, and the 2005-2007 performance period commenced on March 5, 2005 and ends on December 31, 2007.

Employment Agreements
     In January 1991, the Company entered into employment agreements with Clarence W. Schawk and David A. Schawk (referred to collectively in this section as “executives”) to serve as executive officers. These agreements, upon review of comparable base salaries for executives of similarly situated companies, were amended and restated effective October 1, 1994. Each employment agreement, as amended and restated, provides for an initial term of 10 years (through December 31, 2004), with one-year extensions thereafter unless terminated by either the Company or the executive. Each employment agreement provides for payment of a minimum base salary, which is adjustable annually by the Board of Directors based upon a merit review and to account for inflation. For 2005, Clarence W. Schawk elected to receive a base salary of $50,000 for the calendar year 2005, although his employment agreement permits a higher annual base salary amount. Effective February 1, 2005, David A. Schawk’s annual base salary was increased to $550,000.
     The employment agreements also provide for an annual cash bonus and an annual grant of stock options. For 2005, Clarence Schawk waived receipt of the cash and stock option bonus amounts to which he was entitled under the terms of his agreement. The terms governing the annual cash and stock option bonus amounts in the employment agreement for David Schawk have been superseded by new compensation parameters adopted in 2005 as further described in the “Report on Executive Compensation.” In accordance with those parameters, the 2005 cash bonus for David Schawk was based on a percentage of his salary and the achievement of Company performance targets in lieu of the award formula contained in his employment agreement. The Board of Directors also awarded David Schawk 100,000 options in April 2005. This award was made in lieu of the award formula contained in Mr. Schawk’s employment agreement.
     Under the terms of the employment agreements, if the Company chooses to terminate either executive without cause (as defined in the agreements) prior to a change in control (as defined in the agreements), he will be entitled to receive severance in the amount equal to twice his then-current annual base salary. Following a change in control, each agreement provides that the Company shall have no further right to terminate either executive’s employment without cause.
     Each agreement also contains certain noncompetition and nonsolicitation provisions that prohibit the executive from soliciting or rendering services to clients of the Company or rendering services to certain competitors of the Company for a two-year period after termination.
Compensation Committee Interlocks and Insider Participation
     Decisions regarding the cash compensation paid to the Company’s executive officers, Clarence W. Schawk, David A. Schawk, Mr. Sarkisian and Mr. Patterson, were made by the Option/Compensation Committee of the Board of Directors for fiscal year 2005. Awards under the stock incentive plan are administered by the Option/Compensation Committee, which is comprised of the Company’s outside directors. The members of the Option/Compensation Committee are Judith W. McCue, John T. McEnroe, Hollis W. Rademacher, Leonard S. Caronia and Christopher Lacovara. Mr. McEnroe does not receive cash compensation for services provided as a director of the Company. Messrs. Clarence W. Schawk, David A. Schawk and Sarkisian participated in the deliberations of the Option/Compensation Committee with regard to the compensation of executive officers other than themselves.
Section 16(a) Beneficial Ownership Reporting Compliance
     Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires Directors, certain officers and certain other owners to periodically file notices of changes in beneficial ownership of the Company’s Class A Common Stock with the Securities and Exchange Commission. To the best of the Company’s knowledge, during 2005 all required filings were timely submitted, except as follows: (i) option grants to each of Messrs. Patterson, Sarkisian, and David Schawk on April 7, 2005, which were reported on Form 4s filed on May 4, 2005; (ii) option grants to each of Messrs. Rademacher, McEnroe and Caronia and Ms. McCue on May 17, 2005, which were reported on Form 4s filed on March 16, 2006; and (iii) sales by David Schawk on April 27, 2005 and July 1, 2005, which were reported on Form 4s filed on May 4, 2005 and November 3, 2005, respectively.

REPORT ON EXECUTIVE COMPENSATION
     Under the supervision of the Option/Compensation Committee (referred to in this report as the “committee”), the Company has developed and implemented compensation policies, plans and programs that seek to enhance the profitability of the Company, and thus stockholder value, by aligning the financial interests of the Company’s senior officers with those of its stockholders. In furtherance of these goals, the Company seeks to set base salaries at or slightly below competitive levels and relies to a large degree on an annual bonus, if any, and equity incentives to attract and retain senior officers and other key employees of outstanding ability, and to motivate them to perform to the full extent of their abilities. Both types of incentive compensation are closely tied to the performance of the Company and the individual in a manner that encourages a sharp and continuing focus on building profitability and stockholder value.
     In 2004, the committee retained Hewitt Associates, a third-party compensation consultant, to assess and advise the committee on the competitiveness of compensation for the Company’s senior officers, including base salary, cash bonuses, and long-term incentives relative to a group of comparable companies. The committee worked with Hewitt during 2004 and 2005 on a review of the Company’s compensation philosophy and its alignment with the Company’s business strategies and goals. The analysis included comparing the Company’s compensation levels and features against a comparable group of similarly sized companies with similar revenues and profitability as the Company (referred to in this report as the “comparable companies”), which reflect a more statistically relevant sample than the Peer Group of companies identified in the Performance Graph below. Based on this analysis and the Company’s business strategy and compensation philosophy, and in light of the Company’s increased size due to the January 2005 acquisition of Seven Worldwide, Inc., the committee in 2005 approved new compensation parameters for its senior officers that generally reflect total target compensation at the median of compensation levels for the comparable companies.
Base Salaries and Bonuses
     Based on the revised compensation parameters discussed above, the 2005 base salaries for David A. Schawk, President and Chief Executive Officer, A. Alex Sarkisian, Chief Operating Officer, and James J. Patterson, Chief Financial Officer (each a named executive officer as defined by Item 402(a)(3) of Regulation S-K), were increased effective as of February 1, 2005. The new base salaries were determined in accordance with the Company’s salary and bonus guidelines and reflect salaries at or near the median of the base salary range for the comparable companies. In accordance with these guidelines, the annual base salaries for Messrs. Schawk, Sarkisian and Patterson were set at $550,000, $345,000 and $265,000, respectively.
     As approved, the committee also established for Messrs. Schawk, Sarkisian and Patterson and certain other officers new target bonus amounts, which were calculated as a percentage of each officer’s base salary. For each officer, 90% of such bonus was based on the Company meeting consolidated net income targets and the remaining 10% was based on such officer’s attainment of certain individual goals. Bonus amounts are subject to increase if performance exceeds established targets up to a maximum bonus amount. The 2005 target potential bonus and maximum potential bonus for each of the following named executive officers is set forth below. For 2005, bonus amounts for these officers were paid at the target level.

	2005 Annual Bonus Payment as a
	Percentage of Base Salary
Name/Title	Target	Maximum
David A. Schawk	75%	100%
A. Alex Sarkisian	60%	90%
James J. Patterson	60%	90%
     The committee also utilized the new compensation parameters in establishing 2005 base salaries and cash bonus compensation for the Company’s other senior officers. The 2005 base salaries and target cash bonuses for the Company’s senior officers, including the named executive officers, placed them at or slightly below the median base salary and target cash bonus levels relative to base salaries and bonuses paid by the comparable companies.
     The Company has employment contracts with Clarence W. Schawk and David A. Schawk, respectively. The agreements provide for base salary and annual bonuses based on formula performance measures; however, such measures for David A. Schawk were superseded by the compensation parameters approved by the committee in 2005. See “Executive Compensation—Employment Agreements.” Clarence W. Schawk, Chairman of the Board, elected to receive a base salary of $50,000 for 2005, although his employment agreement permits a higher annual base salary amount; Mr. Schawk also waived his bonus amount for 2005.
Long-term Incentives
     Each fiscal year, the committee considers the desirability of granting executive officers and other key employees of the Company equity-based and other long-term awards based upon the overall performance of the Company and the performance of each particular employee. The committee considers such performance and the recommendations of management in determining the amounts recommended to be granted. The committee believes its pattern of awards has successfully focused the Company’s executive officers and other key employees on building its profitability and stockholder value. The purpose of these awards is to reward such officers for their performance with respect to the Company and to give such officers a stake in the Company’s future, which is directly aligned with the creation of stockholder value.
     In 2005, the committee approved new long-term incentive compensation parameters for its named executive officers and other executives. The Company’s long-term compensation goals for each such executive will be fulfilled through awards of stock options, restricted stock, and performance awards that represent opportunities to earn cash payments. The mix of these components will vary for each executive based on factors such as alignment with stockholders’ interests, retention objectives, internal performance measures and tax, accounting and dilution considerations. Awards of stock options, when granted, will generally vest in three equal annual installments beginning on the first anniversary of the grant date. Restricted stock that may be awarded under this program generally will vest on the third anniversary of the grant date. Performance awards granted under the program will be based on the Company meeting certain performance targets during a two-year or three-year period. In furtherance of these parameters, cash-based long-term performance awards were granted to ten executives in 2005. The performance awards are based on the level of achievement of cumulative earnings per share and operating profit targets of the Company at the conclusion of overlapping two- and three-year performance periods.
Deductibility of Executive Compensation
     The Internal Revenue Code limits the allowable tax deduction that may be taken by the Company for compensation paid to the Chief Executive Officer and the other highest paid executive officers required to be named in the “Summary Compensation Table.” The limit is $1 million per executive per year, although compensation payable solely based on attaining performance goals is excluded from the limitation. The Company believes that all 2005 compensation of executive officers is fully tax deductible by the Company.
This report is submitted by the members of the Company’s Option/Compensation Committee.
Option/Compensation
       Committee
Judith W. McCue
John T. McEnroe
Hollis W. Rademacher
Leonard S. Caronia
Christopher Lacovara
April 21, 2006

PERFORMANCE GRAPH
     The graph below sets forth a comparison of the yearly percentage change in the cumulative total return for the five-year period beginning December 31, 2000, on the Company’s Class A Common Stock, the Russell 2000 Index, a broad-based market index representing small-cap stocks, and a peer group (the “Peer Group”) of common stocks which includes Schawk, Inc. and four other companies that the Company selected based on the comparable businesses of these companies. Currently, the Peer Group consists of Bemis Company, Inc., Bowne & Co., Inc., Matthews International Corporation, Multi-Color Corp. and the Company. The Company intends to continue to evaluate and identify potential companies that may be appropriate for its Peer Group.
Comparison of Five-Year Cumulative Total Return*
Schawk, Inc., Russell 2000 Index and Peer Group
(Performance Results Through 12/31/05)

*	Assumes $100 invested at the close of trading on December 31, 2000 in Schawk, Inc. common stock, the Russell 2000 Index, and the Peer Group, respectively, and reinvestment of dividends.
     The relative performance of the Company’s Class A Common Stock, the Russell 2000 Index and the Peer Group is as follows:

Name	2000	2001	2002	2003	2004	2005
Schawk, Inc.	$100	$126.96	$116.29	$162.13	$218.08	$250.42
Russell 2000 Index	100	101.03	79.23	115.18	134.75	139.23
Peer Group	100	149.01	148.45	165.33	199.10	197.70
     The Report on Executive Compensation and the Performance Graph shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended (the “Securities Act”) or under the Exchange Act except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.
SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT
     The following table sets forth information regarding the shares beneficially owned as of March 31, 2006 (i) by each person who is known by the Company to own beneficially more than 5% of the outstanding shares of the Company’s common stock; (ii) by each of the Company’s directors; (iii) by each of the Company’s named executive officers; and (iv) by all directors and executive officers as a group. All information with respect to beneficial ownership has been furnished to us by the respective stockholders.

	Amount of Beneficial		Percentage of
Name of Beneficial Owner	Ownership(1)***		Class Outstanding
Clarence W. Schawk(2)**	7,486,300	(3)	28.1%
Marilyn G. Schawk(2)	7,486,300	(4)	28.1
Schawk 2005 Three Year GRAT	4,647,351	(5)	17.6
A. Alex Sarkisian**	3,547,237	(6)(7)	13.2
David A. Schawk(2)**	2,219,880	(8)	8.1
Cathy Ann Schawk(2)	1,928,466	(9)	7.3
Christopher Lacovara	3,300	(10)	*
James J. Patterson	331,800	(11)	1.2
John T. McEnroe	80,537	(12)	*
Judith W. McCue	61,973	(13)	*
Hollis W. Rademacher	49,300	(14)	*
Leonard S. Caronia	32,300	(15)	*
Myron M. Kaplan	2,074,400	(16)	7.9
J.P. Morgan Chase & Co.	1,480,407	(17)	5.6
Executive Officers and Directors as a group (9 persons)	13,812,627	(18)	48.6

*	Less than 1%

**	Denotes a person who serves as a director and who is also a named executive officer.

***	Beneficial ownership is determined in accordance with SEC Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended.

(1)	Unless otherwise indicated, beneficial ownership is direct and the person indicated has sole voting and investment power.

(2)	Each is a member of Clarence W. Schawk’s immediate family (the “Schawk Family”). The address for each of the Schawk Family members is 1695 River Road, Des Plaines, Illinois 60018.

(3)	Includes currently exercisable options to purchase 261,111 shares; 1,536,348 shares held directly by his wife, Marilyn Schawk; 217,777 shares held by The Clarence & Marilyn Schawk Family Foundation, with respect to which Mr. Schawk or his wife has voting and/or investment power; and 4,647,351 shares held in the Schawk 2005 Three Year GRAT, with respect to which Mr. Schawk’s wife serves as trustee and has sole voting power and Mr. Schawk shares investment power. Does not include shares beneficially owned by Mr. Schawk’s children, David Schawk, Cathy Ann Schawk, Judith Lynn Gallo and Lisa Beth Stearns, or held in family trusts for the benefit of certain of his grandchildren. Mr. Schawk does not share voting power or investment power over shares of the company held by or on behalf of his children or grandchildren.

(4)	Includes 1,084,824 shares (including currently exercisable options to purchase 261,111 shares) held directly by her husband, Clarence Schawk; 217,777 shares held by The Clarence & Marilyn Schawk Family Foundation, with respect to which Mrs. Schawk or her husband has voting and/or investment power; and 4,647,351 shares held in the Schawk 2005 Three Year GRAT, with respect to which Mrs. Schawk serves as trustee and has sole voting power and Clarence Schawk shares investment power. Does not include shares beneficially owned by Mrs. Schawk’s children, David A. Schawk, Cathy Ann Schawk, Judith Lynn Gallo and Lisa Beth Stearns, or held in family trusts for the benefit of certain of her grandchildren. Mrs. Schawk does not share voting power or investment power over shares of the company held by or on behalf of her children or grandchildren.

(5)	Shares included in beneficial ownership of both Clarence Schawk and Marilyn Schawk.

(6)	Includes currently exercisable options to purchase 359,272 shares.

(7)	Includes 3,149,990 shares held by various Schawk Family trusts for the benefit of certain of Clarence W. Schawk’s grandchildren, for which Mr. Sarkisian serves as the trustee, or custodian, with voting and investment power over the shares.

(8)	Includes currently exercisable options to purchase 880,886 shares; 21,000 shares held in the David and Teryl Schawk Family Foundation; 500,000 shares held in the David A. Schawk 2005 Three Year GRAT; and 811,134 shares held in the David A. Schawk 1998 Trust for which David Schawk serves as trustee with voting and investment power over these shares.

(9)	Ms. Schawk is the daughter of Clarence W. Schawk and sister of David A. Schawk.

(10)	Includes currently exercisable options to purchase 3,300 shares.

(11)	Includes currently exercisable options to purchase 316,200 shares.

(12)	Includes currently exercisable options to purchase 43,300 shares, 36,236 shares owned indirectly by his spouse and 1,001 shares held in a retirement trust account.

(13)	Includes currently exercisable options to purchase 43,300 shares and the indirect ownership of 10,000 shares held in retirement trust accounts.

(14)	Includes currently exercisable options to purchase 43,300 shares.

(15)	Includes currently exercisable options to purchase 28,300 shares.

(16)	Based on information disclosed in Amendment No. 6 to Schedule 13G filed by Mr. Kaplan with the Securities and Exchange Commission on February 9, 2006. Mr. Kaplan’s address is P.O. Box 385, Leonia, New Jersey 07605.

(17)	Based on information disclosed in Amendment No. 1 to Schedule 13G filed by J.P. Morgan Chase & Co. with the Securities and Exchange Commission on February 8, 2006. J.P. Morgan Chase & Co.’s mailing address is 270 Park Ave., New York, NY 10017.

(18)	Includes currently exercisable options to purchase an aggregate of 1,978,969 shares held by certain executive officers and directors.
RELATED PARTY TRANSACTIONS
     The Company’s facility at 1600 East Sherwin Avenue, Des Plaines, Illinois is leased from Graphics IV, Ltd., an Illinois limited partnership, whose partners are the children of Clarence W. Schawk. The amount paid in 2005 under the current lease was $687,000.
     During 2005, the Company retained the law firm of Vedder, Price, Kaufman & Kammholz, P.C., to perform various legal services. John T. McEnroe, one of the Company’s Directors, is a shareholder of that firm. During 2005, McDermott Will & Emery LLP, a law firm in which Ms. McCue, one of the Company’s Directors, is a partner, provided estate planning legal services for certain members of the Schawk family.
     In October 2004, the Company retained Cochran Caronia & Co. (now known as Cochran Caronia Waller) to perform certain advisory services in connection with the Company’s purchase of the outstanding stock of KAGT Holdings, Inc., the parent company of Seven Worldwide, Inc., in January 2005. Leonard S. Caronia, one of the Company’s Directors, is a principal of Cochran Caronia Waller. The amount paid in March 2005 for these services was approximately $800,000. The Company also retained the services of Cochran Caronia Waller in connection with the sale of assets related to its publications group to Caps Group Acquisition, LLC in March 2006. The amount payable to Cochran Caronia Waller is $622,500.
     On December 20, 2004, the Company entered into a Stock Purchase Agreement with Seven Worldwide, Inc. (“Seven Worldwide”), KAGT Holdings, Inc. (“KAGT Holdings”), the parent of Seven Worldwide, and the stockholders of KAGT Holdings (the “KAGT Holders”) in connection with the acquisition of all of the outstanding stock of KAGT Holdings (the “Seven Worldwide Acquisition”). On January 31, 2005, in connection with the closing of the Seven Worldwide Acquisition, the Company entered into a registration rights agreement with certain KAGT Holders and Clarence W. Schawk, Marilyn G. Schawk, David A. Schawk, and A. Alex Sarkisian, as trustee of certain Schawk family trusts (collectively, the “Schawk Principal Holders”). One of the Company’s Directors, Christopher Lacovara, is a principal at Kohlberg & Company, which is affiliated with certain of the KAGT Holders. In 2005, the KAGT Holders executed a demand registration right in full, pursuant to which the Company registered the shares held by the KAGT Holders. All registered shares of the KAGT Holders were subsequently sold in an underwritten public offering that closed in February 2006 (the “KAGT Offering”).
     The Company also entered into an amended and restated registration rights agreement on January 31, 2005 with the Schawk Principal Holders, Cathy Ann Schawk and other Schawk family members party to the original registration rights agreement (collectively, “Schawk Family Holders”). The agreement grants demand registration rights for the shares held by the Schawk Family Holders and sets forth certain terms concerning priority among shares registered by Schawk Family Holders pursuant to demand registrations and shares registered pursuant to incidental registration rights held by certain KAGT Holders under the registration rights agreement described above.
     Also in connection with the Seven Worldwide Acquisition, the Company entered into a governance rights agreement with the KAGT Holders and the Schawk Principal Holders pursuant to which, among other things, the Company agreed to take the necessary actions to appoint the KAGT Holders’ designee, Christopher Lacovara, to the Company’s Board of Directors. Under the terms of the agreement the KAGT Holders retained the right to designate one director to the Company’s Board of Directors for so long as they owned more than 10% of the outstanding common stock of the Company. As a result of the closing of the KAGT Offering, the KAGT Holders no longer retain a board member designation right.
PROPOSAL 2: APPROVAL OF CERTAIN CASH-BASED
LONG-TERM PERFORMANCE AWARDS
     At the Annual Meeting, there will be submitted to stockholders a proposal to approve cash-based long-term performance awards granted to certain executives in 2005. Payment of these awards is conditioned on stockholder approval.
     In 2005, the Company granted to ten executives, including all of the executives identified in the Summary Compensation Table under “Executive Compensation” above, long-term performance awards, payable in cash, under the Schawk, Inc. 2003 Equity Option Plan, as amended. These awards provide for payment of cash compensation to the executives at the conclusion of overlapping two- and three-year performance periods based on the Company’s achievement of operating profit and earnings per share performance goals specified under each award. The maximum amount that could be paid to any individual employee under any one of these awards is $900,000, which reflects payment at 150% of the target award amount. The Long-Term Incentive Plans table under “Executive Compensation” above provides additional information about the awards to the named executive officers.
The Board of Directors recommends that you vote FOR the approval of the 2005 cash-based long-term performance awards and the foregoing performance goals and maximum individual payment amount.
PROPOSAL 3: APPROVAL OF SCHAWK, INC. 2006 LONG-TERM INCENTIVE PLAN
     At the Annual Meeting, there will be submitted to stockholders a proposal to approve the Schawk, Inc. 2006 Long-term Incentive Plan (the “2006 Plan”). The 2006 Plan will provide for the grant of nonqualified stock options, incentive stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards and other stock-based incentives to officers, other employees and directors of the Company. The total number of shares of common stock that will be available for issuance under the 2006 Plan will be the number of shares available for issuance under the Company’s 2003 Equity Option Plan (the “2003 Plan”) as of May 17, 2006. As a result, no additional shares are being reserved for issuance under the 2006 Plan. In comparison to the 2003 Plan, the 2006 Plan, among other things:
•	includes provisions related to the Company’s compliance with new Internal Revenue Code Section 409A deferred compensation rules and Internal Revenue Code Section 162(m);

•	expressly permits awards to directors and to offshore employees;

•	provides a broader range of events that would constitute a “change in control” of the Company and modifies or clarifies provisions relating to vesting and non-forfeiture of awards upon a change in control; and

•	provides greater discretion to the committee in setting award exercise restrictions and in permitting the transfer of awards.
     The Board of Directors recommends that you vote FOR the approval of the 2006 Plan.
Description of the 2006 Plan
     In March 2006, the Company’s board of directors approved the 2006 Plan, subject to stockholder approval, which is intended to replace the 2003 Plan. The following description of the 2006 Plan is qualified by reference to the full text of the plan document, which is attached as Annex A to this proxy statement.
     Purpose
     Generally, the 2006 Plan seeks to facilitate a sense of proprietorship and personal involvement among employees and directors in the development and financial success of the Company, thereby advancing the interests of the Company and its stockholders. Through the 2006 Plan, the Company desires to attract and retain able individuals to become employees or serve as directors of the Company and to provide a means whereby those individuals can acquire and maintain stock ownership, thereby strengthening their concern for the welfare of the Company.
     Administration
     The 2006 Plan is administered by the Option/Compensation committee of the Company’s board of directors (referred to in this section as the “committee”) and may be administered by a subcommittee thereof. This committee selects the individuals who will receive awards from among the eligible participants and determines the form of those awards, the number of shares or dollar targets of the awards, and all terms and conditions of the awards, except that awards granted to non-employee directors are granted and administered by the full board of directors. The committee has the power to delegate to an officer of the Company the right to designate employees (other than to officers of the Company) to be recipients of awards and to determine the size of each award subject to a maximum aggregate number of awards approved by the committee. The committee is empowered to approve and certify the level of attainment of any performance targets established in connection with awards to “covered employees” under the 2006 Plan as may be required under Section 162(m) of the Internal Revenue Code.

     Eligibility
     Employees, including officers, and directors, are eligible to receive awards under the 2006 Plan. Approximately twelve employees comprising members of the Company’s management team have been the primary participants to date in the Company’s 2003 Plan.
     Award Forms
     Under the 2006 Plan, the committee may grant incentive stock options (except to directors) that meet the criteria of Section 422 of the Internal Revenue Code, and non-qualified stock options, which are not intended to qualify as incentive stock options. Both types of stock option awards will be exercisable for shares of common stock of the Company. The committee may also grant stock appreciation rights (“SARs”) payable in cash, common stock of the Company or a combination thereof. The committee may also grant restricted stock, restricted stock units (“RSUs”), performance-based awards and other cash- and stock-based awards.
     Stock-based awards (other than awards of options and SARs) that are outstanding on a dividend record date for the Company’s common stock may, in the discretion of the committee, earn (a) dividends in the case of restricted stock awards or (b) dividend equivalents in the case of all other awards based on the dividends or other distributions that would have been paid on the shares covered by such award had the covered shares been issued and outstanding on the dividend record date.
     Maximum Stock Award Levels
     The maximum number of shares available for awards under the 2006 Plan will be the number of shares of Schawk, Inc. common stock available for issuance but not subject to outstanding awards under the 2003 Plan as of May 17, 2006. As of March 31, 2006, there were 1,025,031 shares of common stock available for issuance under the 2003 Plan. Under the 2006 Plan, not more than 800,000 shares may be issued pursuant to exercises of incentive stock options. To the extent any shares of stock covered by an award are not delivered to a participant or beneficiary because the award expired or is forfeited or canceled, or shares of stock are not delivered because an award is settled in cash or the shares are exchanged prior to issuance, such shares shall again be available for grant under the 2006 Plan. Any shares of common stock delivered to the Company by a participant upon exercise of an option in payment of all or part of the option, or delivered or withheld in satisfaction of withholding taxes with respect to an award, shall be additional shares available for awards under the 2006 Plan.
     The following additional limits apply to annual awards under the 2006 Plan to any participant who is or is expected to be a “covered employee” under Section 162(m) of the Internal Revenue Code to the extent such awards qualify as performance-based compensation:
•	The maximum number of shares of common stock that may be made subject to option grants in any calendar year to any one participant is 350,000.

•	The maximum number of shares of common stock that may be made subject to SARs in any calendar year to any one participant is 350,000.

•	The maximum number of shares of common stock that may be made subject to restricted stock or RSU awards that are subject to performance objectives is 100,000.

•	Performance awards to any one participant may not be granted during any calendar year that exceed 100,000 shares or the value of 100,000 shares determined as of the date of vesting or payout.

•	Cash-based awards and other stock-based awards to any one participant may not exceed the value of $2 million or 100,000 shares per calendar year.
     The foregoing numbers of shares may be increased or decreased by the events described in “Adjustments” below.
     Stock Option Awards
     Stock options awards may be either incentive stock options or non-qualified stock options. For U.S.-based participants, options will expire no later than the tenth anniversary of the date of grant. The exercise price of stock options may not be less than the fair market value of a share of the Company’s common stock on the date of grant. The committee in its discretion may establish vesting requirements or other restrictions or conditions to exercise that must be met prior to the exercise. The committee also has the discretion to determine the extent to which granted options may be exercised after a participant’s termination of employment or service with the Company.
     Stock Appreciation Rights
     The committee may grant stock appreciation rights, or SARs. For U.S.-based participants, SARs will expire no later than the tenth anniversary of the date of grant, and the exercise price of a SAR may not be less than the fair market value of a share of common stock on the date of grant. Generally, upon exercise, a SAR entitles a participant to receive (in cash, shares of common stock or a combination thereof as determined by the committee) the excess of the fair market value of a share of common stock on the date the SAR is exercised over the fair market value of a share of common stock on the date the SAR is granted. The committee in its discretion may establish restrictions or conditions to exercise that must be met prior to the exercise of a SAR. The committee also has the discretion to determine the extent to which SARs may be exercised after a participant’s termination of employment or service with the Company.
     Restricted Stock and Restricted Stock Unit Awards
     Under the 2006 Plan, the committee may also grant shares of restricted stock and restricted stock units, or RSUs, which as to each RSU award represents the right to receive at a specified future date payment equal to the fair market value of the number of shares of common stock specified in such RSU award. Restricted stock and RSU awards are generally subject to restrictions including, but not limited to, the payment of a stipulated purchase price for each share of restricted stock or each RSU, the achievement of performance criteria established at the discretion of the committee and/or time-based restrictions following attainment of specific performance goals. During the restriction period, the participant would generally be entitled to vote shares of restricted stock but not RSUs. Upon the lapse or satisfaction of the applicable conditions and/or restrictions, shares covered by a restricted stock award become fully transferable and an RSU may be settled for cash, common stock or part in cash and part in stock. The committee also has the discretion to determine the extent to which unvested restricted stock and RSUs may be forfeited or be unrestricted and payable after a participant’s termination of employment or service with the Company.
     Performance Units and Performance Shares
     The committee may also grant performance units or performance shares under the 2006 Plan. A performance unit or performance share award is a grant of a right to receive cash, shares of common stock or a combination of cash and stock, which grant is contingent on the achievement of performance or other objectives during a specified period. Each performance unit granted will have an initial dollar value established by the committee at the time of grant. Each performance share granted will have an initial value based on the fair market value of a share of the Company’s common stock. The committee has the discretion to determine the extent to which unvested performance units and performance shares may be forfeited or payable after a participant’s termination of employment or service with the Company.
     Any awards designated as intended to be “performance-based compensation” to a “covered employee” shall be conditioned on the achievement of one or more performance measures, to the extent required by Section 162(m) of the Internal Revenue Code. The 2006 Plan specifies the performance measures that may be used by the committee for performance-based awards. These measures are generally based on strategic business objectives, earnings and earnings growth targets, financial measures and share price performance goals.
     Cash Awards and Other Stock-based Awards
     The committee may grant awards denominated in cash or other types of equity-based or equity-related awards under the 2006 Plan in such amounts and upon such terms and conditions as the committee may determine consistent with the purposes and restrictions of the 2006 Plan.
     Transferability
     Awards granted under the 2006 Plan generally are exercisable only by the participant and may not be transferred except by will or the laws of descent and distribution; however, at the committee’s discretion, a participant may be permitted to transfer an award and the transferee may exercise such award provided that the award is not transferred for value.
     Participant Forfeiture Events
     The committee may specify in an award agreement that the participant’s rights, payments, and benefits with respect to an award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an award. Such events may include termination of employment for cause, termination of the participant’s employment with or provision of services to the Company, violation of material policies, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to a participant, or other conduct by the participant that is detrimental to the Company’s business or reputation.
     Additionally, in certain situations, a participant will be required to reimburse the Company for amounts previously received by the participant upon settlement of an award if the participant engages in misconduct or knowingly fails to prevent misconduct that leads to the Company having to prepare an accounting restatement.
     Adjustments
     In the event of a corporate event or transaction involving the Company (including, without limitation, a merger, consolidation, reorganization, recapitalization, liquidation, stock dividend, stock split, split-up, spin-off, share combination or exchange of shares), the committee may modify the terms of outstanding awards, including adjusting the number or type of security underlying outstanding awards, as it deems appropriate, to maintain the rights of the participants under the 2006 Plan.
     Change in Control
     Generally, upon a change in control of the Company (as defined in the 2006 Plan) all outstanding options and SARs will become fully exercisable. Unless more favorable terms are approved by the committee (a) all restricted stock and RSUs will become immediately vested and payable, and (b) all performance awards will become payable in full, with the performance objectives applicable to such award deemed satisfied at the maximum level of performance, in each case in a pro-rated amount equal to the portion of the vesting period elapsed through the date of the change in control.
     The committee may in its discretion cancel all outstanding awards upon a change in control and provide cash or other payment in consideration for any outstanding awards.
     Amendment and Termination
     Except for certain situations requiring stockholder approval, the committee may, at any time, amend, suspend or terminate the 2006 Plan or any award agreement; provided that no such amendment, suspension or termination may adversely affect the rights of any participant or beneficiary under any award granted under the plan prior to the date such amendment, suspension or termination is adopted (other than amendments required in order to conform to applicable laws) in the absence of written consent to the change by the affected participant.
     Tax Consequences
     The following is a brief summary of the principal federal income tax consequences of stock option awards under the 2006 Plan. The summary is based on current federal income tax laws and interpretations thereof, all of which are subject to change at any time, possibly with retroactive effect. The summary is not intended to be exhaustive.
     Non-Qualified Stock Options. A participant who receives a non-qualified option does not recognize taxable income upon the grant of the option, and the Company is not entitled to a tax deduction. The participant will recognize ordinary income upon the exercise of the option in an amount equal to the excess of the fair market value of the option shares on the exercise date over the option price. Such income will be treated as compensation to the participant subject to applicable withholding requirements. The Company generally is entitled to a tax deduction in an amount equal to the amount taxable to the participant as ordinary income in the year the income is taxable to the participant. Any appreciation in value after the time of exercise will be taxable to the participant as capital gain and will not result in a deduction by the Company.
     Incentive Stock Options. A participant who receives an incentive stock option does not recognize taxable income upon the grant or exercise of the option, and the Company is not entitled to a tax deduction. The difference between the option price and the fair market value of the option shares on the date of exercise, however, will be treated as a tax preference item for purposes of determining the alternative minimum tax liability, if any, of the participant in the year of exercise. The Company will not be entitled to a deduction with respect to any item of tax preference.
     A participant will recognize gain or loss upon the disposition of shares acquired from the exercise of incentive stock options. The nature of the gain or loss depends on how long the option shares were held. If the option shares are not disposed of pursuant to a “disqualifying disposition” (i.e., no disposition occurs within two years from the date the option was granted nor one year from the date of exercise), the participant will recognize long-term capital gain or capital loss depending on the selling price of the shares. If option shares are sold or disposed of as part of a disqualifying disposition, the participant must recognize ordinary income in an amount equal to the lesser of the amount of gain recognized on the sale, or the difference between the fair market value of the option shares on the date of exercise and the option price. Any additional gain will be taxable to the participant as a long-term or short-term capital gain, depending on how long the option shares were held. The Company generally is entitled to a deduction in computing federal income taxes for the year of disposition in an amount equal to any amount taxable to the participant as ordinary income.

Equity Compensation Plan Information
     The following table gives information, as of December 31, 2005, relating to equity compensation plans of the Company pursuant to which equity securities are authorized for issuance (shares in thousands).

	Number of securities		Number of securities
	to be issued upon	Weighted-average	remaining available for
	exercise of	exercise price of	future issuance under
	outstanding options,	outstanding options,	equity compensation
Plan category	warrants and rights	warrants and rights	plans
Equity compensation plans approved by security holders	3,333	$11.73	1,025
Equity compensation plans not approved by security holders	—	—	—

Total	3,333	$11.73	1,025
PROPOSAL 4: RATIFICATION OF INDEPENDENT AUDITORS
     The Audit Committee has selected Ernst & Young LLP as the independent auditors for the Company for fiscal year 2006. Ernst & Young, LLP served as the independent auditors for the Company for the fiscal year ended December 31, 2005. The affirmative vote of a majority of the holders of the outstanding shares of the Class A Common Stock of the Company present or represented and entitled to vote at the Annual Meeting is required to ratify the selection of Ernst & Young LLP. Abstentions will have the effect of voting against Proposal 3.
     Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting and will be available to respond to any appropriate questions raised at the meeting and to make a statement if such representatives so wish.
The Board of Directors recommends a vote FOR proposal 4 to ratify the selection of the independent auditors.
Fees for Services Provided by Independent Auditors
     Fees for all services provided by Ernst & Young LLP for the fiscal years ended December 31, 2005 and 2004 are as follows:
     Audit Fees. Audit fees for 2005 and 2004 related to the annual financial statement audit and report on management’s assessment of the Company’s internal controls, reviews of quarterly financial statements contained in the Company’s quarterly reports on Form 10-Q and statutory audits totaled approximately $1,923,000 and $387,000, respectively.
     Audit-Related Fees. Fees for audit-related services in 2005 and 2004, primarily related to acquisition due diligence and assistance with compliance with the Sarbanes-Oxley Act of 2002, totaled approximately $215,000 and $1,608,000, respectively.
     Tax Fees. Fees for tax services, including tax compliance, tax advice and tax planning totaled approximately $20,000 and $137,000 for 2005 and 2004, respectively.

     All Other Fees. There were no fees for other services for 2005 and 2004.
     The Audit Committee pre-approves all audit and permissible non-audit services provided by the independent public accountants. These services may include audit services, audit-related services, tax services and other services. For each proposed service, the Auditors must provide detailed back-up documentation at the time of approval. The Audit Committee may delegate pre-approval authority to one or more of its members. Such member must report any decisions to the Audit Committee at the next scheduled meeting. The Audit Committee may not delegate to management its responsibilities to pre-approve services performed by the independent auditors.
     All of the services provided by the Auditors described above were pre-approved by the Audit Committee.

AUDIT COMMITTEE REPORT
     The Audit Committee of the Company’s Board of Directors is composed of three independent Directors in accordance with NYSE and SEC rules as currently in effect and operates under a written charter adopted by the Board of Directors and the Audit Committee, a copy of which is available on the Company’s website. The Board appoints the members of the Audit Committee, which may consist of no fewer than three Directors. The Audit Committee assists the Board, through review and recommendation, in its oversight responsibility related to the quality and integrity of the Company’s financial information and reporting functions, the adequacy and effectiveness of the Company’s system of internal accounting and financial controls, and oversees the independent audit process.
     The responsibility for the quality and integrity of the Company’s financial statements and the completeness and accuracy of its internal controls and financial reporting process rests with the Company’s management. The Company’s independent public accountants, Ernst & Young LLP (“Ernst & Young”), are responsible for performing an audit and expressing an opinion as to whether the Company’s financial statements are fairly presented, in all material respects, in conformity with generally accepted accounting principles.
     The Audit Committee reviewed and discussed with management and Ernst & Young the audited financial statements of the Company for the year ended December 31, 2005. The Audit Committee also reviewed and discussed with Ernst & Young the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (“Communication with Audit Committees”), as currently in effect.
     Ernst & Young also provided to the Audit Committee the written disclosures and the letter required by Independence Standards Board Standard No. 1 (“Independence Discussions with Audit Committees”), as currently in effect. The disclosures described the relationships and fee arrangements between the firm and the Company. Consistent with Independence Standards Board Standard No. 1 and the SEC’s “Revision of the Commission’s Auditor Independence Requirements,” which became effective February 5, 2001, the Audit Committee considered whether the provision of non-audit services by Ernst & Young to the Company for the fiscal year ended December 31, 2005 is compatible with maintaining Ernst & Young’s independence, and has discussed with representatives of Ernst & Young the firm’s independence from the Company.
     Based on the above-mentioned reviews and discussions with management and Ernst & Young, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above, and as described in its charter, the Audit Committee, exercising its business judgment, recommended to the Board of Directors that the Company’s audited financial statements be included in its Annual Report on Form 10-K for the year ended December 31, 2005, for filing with the SEC.
     This report is submitted on behalf of the members of the Audit Committee:
Hollis W. Rademacher (Chairman)
Judith W. McCue
Christopher Lacovara

     The foregoing Audit Committee Report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.
OTHER MATTERS
     The Board of Directors knows of no matters other than those described above that may come before the Annual Meeting. As to other matters, if any, that properly may come before the Annual Meeting, the Board of Directors intends that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person voting the proxies.
Stockholder Access to Directors
     Generally, stockholders who have questions or concerns regarding the Company should contact the Investor Relations department at (847) 827-9494. Any stockholders, however, who wish to address questions regarding the business or affairs of the Company directly with the Board of Directors, or any individual director, should direct his or her questions in writing to any director or to all directors c/o Schawk, Inc., 1695 River Road, Des Plaines, Illinois 60018.
Stockholders Sharing the Same Address
     The SEC’s proxy rules permit companies and intermediaries to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement to those stockholders. This method of delivery, often referred to as “householding,” should reduce the amount of duplicate information that stockholders receive and lower printing and mailing costs for companies. If a broker, bank or other nominee holds your shares, this may mean that only one proxy statement (and accompanying annual report) will be delivered to multiple stockholders sharing your address unless you notify ADP at (888) 603-5847 or Householding Department, 51 Mercedes Way, Edgewood, NY 11717, to inform them of your request. Be sure to include your name, the name of your brokerage firm and your account number. You also can contact the Company by calling (847) 827-9494 or by writing to Schawk, Inc., 1695 River Road, Des Plaines, Illinois 60018, Attention: Corporate Secretary, to request a separate copy of the proxy statement for the Annual Meeting and for future meetings, or you can contact your broker to make the same request.
STOCKHOLDER PROPOSALS FOR 2007 ANNUAL MEETING
     Stockholder proposals for inclusion in the Company’s Proxy Statement for the 2007 Annual Meeting of Stockholders must be received by the Company not later than December 22, 2006. The person submitting the proposal must have been a record or beneficial owner of shares of Class A Common Stock for at least one year, and the securities so held must have a market value of at least $2,000.

     Additionally, if a proponent of a stockholder proposal at the 2007 Annual Meeting of Stockholders fails to provide notice of the intent to make such proposal by personal delivery or mail to the Company on or before March 7, 2007 (or by an earlier or later date, if such date is established by amendment to the Company’s By-laws), then any proxy solicited by management may confer discretionary authority to vote on such proposal.

By Order of the Board of Directors,

Des Plaines, Illinois	A. ALEX SARKISIAN, Esq.
April 21, 2006	Executive Vice President and Chief Operating Officer
     The Company’s Form 10-K for the year ended December 31, 2005 (excluding exhibits unless specifically incorporated by reference therein) and the Company’s Audit Committee Charter, Code of Ethics and Corporate Governance Guidelines are available free of charge on the Company’s website at www.schawk.com or upon request to A. Alex Sarkisian, Esq., Corporate Secretary, at Schawk, Inc., 1695 River Road, Des Plaines, Illinois 60018, (847) 827-9494.

Annex A
Schawk, Inc.
2006 Long-Term Incentive Plan
Effective May 17, 20061

1	Subject to approval at the 2006 Annual Meeting of Schawk, Inc. stockholders

Schawk, Inc. 2006 Long-Term Incentive Plan
Article 1. Establishment, Purpose, and Duration
     1.1 Establishment. Schawk, Inc., a Delaware corporation (hereinafter referred to as the “Company”), establishes an incentive compensation plan to be known as the Schawk, Inc. 2006 Long-Term Incentive Plan (hereinafter referred to as the “Plan”), as set forth in this document.
     This Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, Cash-Based Awards, and Other Stock-Based Awards.
     This Plan shall become effective upon shareholder approval (the “Effective Date”) and shall remain in effect as provided in Section 1.3 hereof.
     1.2 Purpose of this Plan. The purpose of this Plan is to provide a means whereby Employees and Directors of the Company develop a sense of proprietorship and personal involvement in the development and financial success of the Company, and to encourage them to devote their best efforts to the business of the Company, thereby advancing the interests of the Company and its shareholders. A further purpose of this Plan is to provide a means through which the Company may attract and retain able individuals to become Employees or serve as Directors of the Company and to provide a means whereby those individuals can acquire and maintain stock ownership, thereby strengthening their concern for the welfare of the Company.
     1.3 Duration of this Plan. Unless sooner terminated as provided herein, this Plan shall terminate ten (10) years from the Effective Date. After this Plan is terminated, no Awards may be granted but Awards previously granted shall remain outstanding in accordance with their applicable terms and conditions and this Plan’s terms and conditions. Notwithstanding the foregoing, no Incentive Stock Options may be granted more than ten (10) years after the earlier of: (a) adoption of this Plan by the Board, or (b) the Effective Date.
Article 2. Definitions
     Whenever used in this Plan, the following terms shall have the meanings set forth below, and when the meaning is intended, the initial letter of the word shall be capitalized:
2.1	“Affiliate” shall mean any corporation or other entity (including, but not limited to, a partnership or a limited liability company) that is affiliated with the Company through stock or other equity ownership, and is designated as an Affiliate for purposes of this Plan by the Committee. For purposes of granting stock options or stock appreciation rights, an entity may not be considered an Affiliate if it results in noncompliance with Code Section 409A.

2.2	“Annual Award Limit” or “Annual Award Limits” have the meaning set forth in Section 4.3.

2.3	“Award” means, individually or collectively, a grant under this Plan of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, Cash-Based Awards, or Other Stock-Based Awards, in each case subject to the terms of this Plan.

2.4	“Award Agreement” or “Agreement” means either: (i) a written agreement entered into by the Company and a Participant setting forth the terms and provisions applicable to an Award granted under this Plan, or (ii) a written statement issued by the Company to a Participant describing the terms and provisions of such Award, including any amendment or modification thereof. The Committee may provide for the use of electronic, Internet, or other nonpaper Award Agreements, and the use of electronic, Internet, or other nonpaper means for the acceptance thereof and actions thereunder by the Participant.

2.5	“Beneficial Owner” or “Beneficial Ownership” shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

2.6	“Board” or “Board of Directors” means the Board of Directors of the Company.

2.7	“Cash-Based Award” means an Award, denominated in cash, granted to a Participant as described in Article 10.

2.8	“Change in Control” means any of the following events:
(a)	The acquisition by any Person of Beneficial Ownership of thirty percent (30%) or more of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of Directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this Section 2.8, the following acquisitions shall not constitute a Change in Control: (i) any acquisition by a Person who on the Effective Date is the Beneficial Owner of thirty percent (30%) or more of the Outstanding Company Voting Securities; (ii) any acquisition directly from the Company, including without limitation, a public offering of securities; (iii) any acquisition by the Company; (iv) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its Subsidiaries; or (v) any acquisition by any corporation pursuant to a transaction that complies with subparagraphs (i), (ii), and (iii) of Section 2.8(c);

(b)	Individuals who constitute the Board as of the Effective Date hereof (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board, provided that any individual becoming a Director subsequent to the Effective Date whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the Directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election or removal of the Directors of the Company or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;

(c)	Consummation of a reorganization, merger, or consolidation to which the Company is a party or a sale or other disposition of all or substantially all of the assets of the Company (a “Business Combination”), in each case unless, following such Business Combination: (i) all or substantially all of the individuals and entities (provided, for such purpose, the Schawk Group shall be considered a single such individual) who were the Beneficial Owners of Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than sixty percent (60%) of the combined voting power of the outstanding voting securities entitled to vote generally in the election of directors of the corporation resulting from the Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) (the “Successor Entity”) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding Company Voting Securities; and (ii) no Person (excluding any Successor Entity or any employee benefit plan, or related trust, of the Company or such Successor Entity) beneficially owns, directly or indirectly, thirty percent (30%) or more of the combined voting power of the then outstanding voting securities of the Successor Entity, except to the extent that such ownership existed prior to the Business Combination; and (iii) at least a majority of the members of the board of directors of the Successor Entity were members of the Incumbent Board (including individuals deemed to be members of the Incumbent Board by reason of the proviso to paragraph (b) of this Section 2.8) at the time of the execution of the initial agreement or of the action of the Board providing for such Business Combination;

(d)	The Company is merged or consolidated with another corporation, conducts a reverse stock split, conducts a tender offer, adopts a plan of reorganization or liquidation or engages in any similar transaction that results in equity securities of the Company or its successors no longer being registered under the Securities Act of 1933; or

(e)	Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

For purposes of this Section 6.8, the Schawk Group shall be considered a “Person.” The “Schawk Group” shall mean those persons comprised of Clarence Schawk and all lineal descendants of Clarence Schawk, the spouse of Clarence Schawk and the spouse of each such descendant, a trustee for the benefit of any of the foregoing individuals or a partnership in which the foregoing individuals and trustees own more than 50% of the capital and profits interests.
2.9	“Code” means the U.S. Internal Revenue Code of 1986, as amended from time to time. For purposes of this Plan, references to sections of the Code shall be deemed to include references to any applicable regulations thereunder and any successor or similar provision.

2.10	“Committee” means the Option Committee of the Board or a subcommittee thereof, or any other committee designated by the Board to administer this Plan. The members of the

Committee shall be appointed from time to time by and shall serve at the discretion of the Board. If the Committee does not exist or cannot function for any reason, the Board may take any action under the Plan that would otherwise be the responsibility of the Committee.

2.11	“Company” means Schawk, Inc., a Delaware corporation, and any successor thereto as provided in Article 20 herein.

2.12	“Covered Employee” means any key Employee who is or may become a “Covered Employee,” as defined in Code Section 162(m), and who is designated by the Committee as a “Covered Employee” under this Plan for an applicable Performance Period.

2.13	“Director” means any individual who is a member of the Board of Directors of the Company.

2.14	“Effective Date” has the meaning set forth in Section 1.1.

2.15	“Employee” means any individual designated as an employee of the Company, its Affiliates, and/or its Subsidiaries on the payroll records thereof. An Employee shall not include any individual during any period he or she is classified or treated by the Company, Affiliate, and/or subsidiary as an independent contractor, a consultant, or any employee of an employment, consulting, or temporary agency or any other entity other than the Company, Affiliate, and/or Subsidiary, without regard to whether such individual is subsequently determined to have been, or is subsequently retroactively reclassified as a common-law employee of the Company, Affiliate, and/or Subsidiary during such period.

2.16	“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

2.17	“Fair Market Value” or “FMV” means a price that is based on the opening, closing, actual, high, low, or average selling prices of a Share reported on the New York Stock Exchange or other established stock exchange (or exchanges) on the applicable date, the preceding trading day, the next succeeding trading day, or an average of trading days, as determined by the Committee in its discretion. Unless the Committee determines otherwise, Fair Market Value shall be deemed to be equal to the closing price of a Share on the most recent date on which Shares were publicly traded. In the event Shares are not publicly traded at the time a determination of their value is required to be made hereunder, the determination of their Fair Market Value shall be made by the Committee in such manner as it deems appropriate, provided that in the case of stock options and stock appreciation rights, such determination shall be made in compliance with Code Section 409A. To the extent that the Committee determines otherwise, such definition of FMV shall be specified in each Award Agreement and may differ depending on whether FMV is in reference to the grant, exercise, vesting, settlement, or payout of an Award.

2.18	“Full-Value Award” means an Award other than in the form of an ISO, NQSO, or SAR, and which is settled by the issuance of Shares.

2.19	“Grant Price” means the price established at the time of grant of an SAR pursuant to Article 7, used to determine whether there is any payment due upon exercise of the SAR.

2.20	“Incentive Stock Option” or “ISO” means an Option to purchase Shares granted under Article 6 to an Employee and that is designated as an Incentive Stock Option and that by its terms and conditions is intended to meet the requirements of Code Section 422, or any successor provision.

2.21	“Insider” shall mean an individual who is, on the relevant date, an officer or Director of the Company, or a more than ten percent (10%) Beneficial Owner of any class of the Company’s equity securities that is registered pursuant to Section 12 of the Exchange Act, as determined by the Board in accordance with Section 16 of the Exchange Act.

2.22	“Nonemployee Director” means a Director who is not an Employee.

2.23	“Nonemployee Director Award” means any NQSO, SAR, or Full-Value Award granted, whether singly, in combination, or in tandem, to a Participant who is a Nonemployee Director pursuant to such applicable terms, conditions, and limitations as the Board or Committee may establish in accordance with this Plan.

2.24	“Nonqualified Stock Option” or “NQSO” means an Option that is not intended to meet the requirements of Code Section 422, or that otherwise does not meet such requirements.

2.25	“Option” means an Incentive Stock Option or a Nonqualified Stock Option, as described in Article 6.

2.26	“Option Price” means the price at which a Share may be purchased by a Participant pursuant to an Option.

2.27	“Other Stock-Based Award” means an equity-based or equity-related Award not otherwise described by the terms of this Plan, granted pursuant to Article 10.

2.28	“Participant” means any eligible individual as set forth in Article 5 to whom an Award is granted.

2.29	“Performance-Based Compensation” means compensation under an Award that is intended to satisfy the requirements of Code Section 162(m) for certain performance-based compensation paid to Covered Employees. Notwithstanding the foregoing, nothing in this Plan shall be construed to mean that an Award which does not satisfy the requirements for performance-based compensation under Code Section 162(m) does not constitute performance-based compensation for other purposes, including Code Section 409A.

2.30	“Performance Measures” means measures as described in Article 12 on which the performance goals are based and which are approved by the Company’s shareholders pursuant to this Plan in order to qualify Awards as Performance-Based Compensation.

2.31	“Performance Period” means the period of time during which the performance goals shall be met in order to determine the degree of payout and/or vesting with respect to an Award.

2.32	“Performance Share” means an Award under Article 9 herein and subject to the terms of this Plan, denominated in Shares, the value of which at the time it is payable is determined as a function of the extent to which corresponding performance criteria have been achieved.

2.33	“Performance Unit” means an Award under Article 9 herein and subject to the terms of this Plan, denominated in units, the value of which at the time it is payable is determined as a function of the extent to which corresponding performance criteria have been achieved.

2.34	“Period of Restriction” means the period when Restricted Stock or Restricted Stock Units are subject to a substantial risk of forfeiture (based on the passage of time, the achievement of performance goals, or upon the occurrence of other events as determined by the Committee, in its discretion), as provided in Article 8.

2.35	“Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a “group” as defined in Section 13(d) thereof.

2.36	“Plan” means the Schawk, Inc. 2006 Long-Term Incentive Plan.

2.37	“Plan Year” means the calendar year.

2.38	“Prior Plan” means the Schawk, Inc. 2003 Equity Option Plan.

2.39	“Restricted Stock” means an Award granted to a Participant pursuant to Article 8.

2.40	“Restricted Stock Unit” means a Restricted Stock Unit Award granted to a Participant pursuant to Article 8.

2.41	“Share” means a share of Class A Common Stock of the Company, $0.008 par value per share, and any shares into which such Class A Common Stock shall thereafter be changed by reason of a recapitalization, merger, consolidation, split-up, combination, exchange of shares or other similar transaction.

2.42	“Stock Appreciation Right” or “SAR” means an Award, designated as an SAR, pursuant to the terms of Article 7 herein.

2.43	“Subsidiary” means any corporation or other entity, whether domestic or foreign, in which the Company has or obtains, directly or indirectly, a proprietary interest of more than fifty percent (50%) by reason of stock ownership or otherwise.

Article 3. Administration
     3.1 General. The Committee shall be responsible for administering this Plan, subject to this Article 3 and the other provisions of this Plan. The Committee may employ attorneys, consultants, accountants, agents, and other individuals, any of whom may be an Employee, and the Committee, the Company, and its officers and Directors shall be entitled to rely upon the advice, opinions, or valuations of any such individuals. All actions taken and all interpretations and determinations made by the Committee shall be final and binding upon the Participants, the Company, and all other interested individuals.
     3.2 Authority of the Committee. The Committee shall have full and exclusive discretionary power to interpret the terms and the intent of this Plan and any Award Agreement or other agreement or document ancillary to or in connection with this Plan, to determine eligibility for Awards and to adopt such rules, regulations, forms, instruments, and guidelines for administering this Plan as the Committee may deem necessary or proper. Such authority shall include, but not be limited to, selecting Award recipients, establishing all Award terms and conditions, including the terms and conditions set forth in Award Agreements, granting Awards as an alternative to or as the form of payment for grants or rights earned or due under compensation plans or arrangements of the Company and, subject to Article 18, adopting modifications and amendments to this Plan or any Award Agreement, including without limitation, any that are necessary to comply with the laws of the countries and other jurisdictions in which the Company, its Affiliates, and/or its Subsidiaries operate.
     3.3 Delegation. The Committee may delegate to one or more of its members or to one or more officers of the Company and/or its Subsidiaries and Affiliates, or to one or more agents or advisors such administrative duties or powers as it may deem advisable, and the Committee or any individuals to whom it has delegated duties or powers as aforesaid may employ one or more individuals to render advice with respect to any responsibility the Committee or such individuals may have under this Plan. The Committee may, by resolution, authorize one or more officers of the Company to do one or both of the following on the same basis as can the Committee: (a) designate Employees to be recipients of Awards; and (b) determine the size of any such Awards; provided, however, (i) the Committee shall not delegate such responsibilities to any such officer for Awards granted to an Employee who is considered an Insider; (ii) the resolution providing such authorization sets forth the total number of Awards such officer(s) may grant; and (iii) the officer(s) shall report periodically to the Committee regarding the nature and scope of the Awards granted pursuant to the authority delegated.

Article 4. Shares Subject to This Plan and Maximum Awards
     4.1 Number of Shares Available for Awards.
(a)	Subject to adjustment as provided in Section 4.4, the maximum number of Shares available for grant to Participants under this Plan on or after the Effective Date shall be [1,025,031][2] Shares (the “Share Authorization”), which consist of the number of Shares remaining available for issuance under the Prior Plan but not subject to outstanding awards as of the Effective Date.

(b)	The maximum number of Shares of the Share Authorization that may be issued pursuant to ISOs under this Plan shall be eight hundred thousand (800,000) Shares.
     4.2 Share Usage. Shares covered by an Award shall be counted as used as of the date of grant. Any Shares related to Awards under this Plan or under the Prior Plan which terminate by expiration, forfeiture, cancellation, or otherwise without the issuance of such Shares, are settled in cash in lieu of Shares, or are exchanged with the Committee’s permission, prior to the issuance of Shares, for Awards not involving Shares, shall be available again for grant under this Plan. Moreover, if the Option Price of any Option granted under this Plan or the tax withholding requirements with respect to any Award granted under this Plan are satisfied by tendering Shares to the Company (by either actual delivery or by attestation), such tendered Shares shall again be available for grant under this Plan. Furthermore, if an SAR is exercised and settled in Shares, the difference between the total Shares exercised and the net Shares delivered shall again be available for grant under this Plan, with the result being that only the number of Shares issued upon exercise of an SAR are counted against the Shares available. The Shares available for issuance under this Plan may be authorized and unissued Shares or treasury Shares.
     4.3 Annual Award Limits. Unless and until the Committee determines that an Award to a Covered Employee shall not be designed to qualify as Performance-Based Compensation, the following limits (each an “Annual Award Limit” and, collectively, “Annual Award Limits”) shall apply to grants of such Awards under this Plan:
(a)	Options: The maximum aggregate number of Shares subject to Options granted in any one Plan Year to any one Participant shall be three hundred fifty thousand (350,000).

(b)	SARs: The maximum number of Shares subject to Stock Appreciation Rights granted in any one Plan Year to any one Participant shall be three hundred fifty thousand (350,000).

(c)	Restricted Stock or Restricted Stock Units: The maximum aggregate grant with respect to Awards of Restricted Stock or Restricted Stock Units, that are subject to

2	Amount reflects the total number of shares available for issuance under the Prior Plan as of March 31, 2006. This number will be adjusted, if necessary, to reflect the total number of shares available for issuance under the Prior Plan on the Effective Date.

one or more performance goals set forth in Section 12.1, in any one Plan Year to any one Participant shall be one hundred thousand (100,000) Shares.

(d)	Performance Units or Performance Shares: The maximum aggregate Award of Performance Units or Performance Shares that a Participant may receive in any one Plan Year shall be one hundred thousand (100,000) Shares, or equal to the value of one hundred thousand (100,000) Shares determined as of the date of vesting or payout, as applicable.

(e)	Cash-Based Awards and Other Stock-Based Awards: The maximum aggregate amount awarded or credited with respect to Cash-Based or Other Stock-Based Awards to any one Participant in any one Plan Year may not exceed the value of two million dollars ($2,000,000) or one hundred thousand (100,000) Shares determined as of the date of vesting or payout, as applicable.
     4.4 Adjustments in Authorized Shares. In the event of any corporate event or transaction (including, but not limited to, a change in the Shares of the Company or the capitalization of the Company) such as a merger, consolidation, reorganization, recapitalization, separation, partial or complete liquidation, stock dividend, stock split, reverse stock split, split up, spin-off, or other distribution of stock or property of the Company, combination of Shares, exchange of Shares, dividend in-kind, or other like change in capital structure, the Committee, in its sole discretion, in order to prevent dilution or enlargement of Participants’ rights under this Plan, shall substitute or equitably adjust, as applicable, the number and kind of Shares that may be issued under this Plan or under particular forms of Awards, the number and kind of Shares subject to outstanding Awards, the Option Price or Grant Price applicable to outstanding Awards, the Annual Award Limits, and other value determinations applicable to outstanding Awards.
     The Committee, in its sole discretion, may also make appropriate adjustments in the terms of any Awards under this Plan to reflect or related to such changes or distributions and to modify any other terms of outstanding Awards, including modifications of performance goals and changes in the length of Performance Periods. Notwithstanding anything herein to the contrary, the Committee may not take any such action as described in this Section 4.4 if such action would result in a violation of the requirements of Code Section 409A. The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under this Plan.
     Subject to the provisions of Article 18 and notwithstanding anything else herein to the contrary, without affecting the number of Shares reserved or available hereunder, the Committee may authorize the issuance or assumption of benefits under this Plan in connection with any merger, consolidation, acquisition of property or stock, or reorganization upon such terms and conditions as it may deem appropriate, subject to compliance with the rules under Code Sections 409A, 422, and 424, as and where applicable.
Article 5. Eligibility and Participation
     5.1 Eligibility. Individuals eligible to participate in this Plan include all Employees and Directors.

     5.2 Actual Participation. Subject to the provisions of this Plan, the Committee may, from time to time, select from all eligible individuals, those individuals to whom Awards shall be granted and shall determine, in its sole discretion, the nature of any and all terms permissible by law, and the amount of each Award.
Article 6. Stock Options
     6.1 Grant of Options. Subject to the terms and provisions of this Plan, Options may be granted to Participants in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee, in its sole discretion, provided that ISOs may be granted only to eligible Employees of the Company or of any parent or subsidiary corporation (as permitted under Code Sections 422 and 424). However, an Employee who is employed by an Affiliate and/or Subsidiary may only be granted Options to the extent the Affiliate and/or Subsidiary is part of: (i) the Company’s controlled group of corporations, or (ii) a trade or business under common control, as of the date of grant as determined within the meaning of Code Section 414(b) or 414(c), and substituting for this purpose ownership of at least fifty percent (50%) of the Affiliate and/or Subsidiary to determine the members of the controlled group of corporations and the entities under common control.
     6.2 Award Agreement. Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the maximum duration of the Option, the number of Shares to which the Option pertains, the conditions upon which an Option shall become vested and exercisable, and such other provisions as the Committee shall determine which are not inconsistent with the terms of this Plan. The Award Agreement also shall specify whether the Option is intended to be an ISO or an NQSO.
     6.3 Option Price. The Option Price for each grant of an Option under this Plan shall be determined by the Committee in its sole discretion and shall be specified in the Award Agreement; provided, however, the Option Price on the date of grant shall be at least equal to one hundred percent (100%) of the FMV of the Shares on the date of grant.
     6.4 Term of Options. Each Option granted to a Participant shall expire at such time as the Committee shall determine at the time of grant; provided, however, no Option shall be exercisable later than the tenth (10th) anniversary date of its grant. Notwithstanding the foregoing, for Nonqualified Stock Options granted to Participants outside the United States, the Committee shall have the authority to grant Nonqualified Stock Options that have a term greater than ten (10) years.
     6.5 Exercise of Options. Options granted under this Article 6 shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which terms and restrictions need not be the same for each grant or for each Participant.
     6.6 Payment. Options granted under this Article 6 shall be exercised by the delivery of a notice of exercise to the Company or an agent designated by the Company in a form specified or accepted by the Committee, or by complying with any alternative procedures which may be authorized by the Committee, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

     A condition of the issuance of the Shares as to which an Option shall be exercised shall be the payment of the Option Price. The Option Price of any Option shall be payable to the Company in full either: (a) in cash or its equivalent; (b) by tendering (either by actual delivery or attestation) previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the Option Price (provided that except as otherwise determined by the Committee, the Shares that are tendered shall have been held by the Participant for at least six (6) months (or such other period, if any, as the Committee may permit) prior to their tender to satisfy the Option Price if acquired under this Plan or any other compensation plan maintained by the Company or have been purchased on the open market); (c) by a cashless (broker-assisted) exercise in accordance with such rules and procedures as are approved by the Committee; (d) by a combination of (a), (b), and/or (c); or (e) any other method approved or accepted by the Committee in its sole discretion.
     Subject to any governing rules or regulations, as soon as practicable after receipt of written notification of exercise and full payment (including satisfaction of any applicable tax withholding), the Company shall deliver to the Participant evidence of book entry Shares.
     Unless otherwise determined by the Committee, all payments under all of the methods indicated above shall be paid in U.S. dollars.
     6.7 Restrictions on Share Transferability. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option granted under this Article 6 as it may deem advisable, including, without limitation, minimum holding period requirements, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, or under any blue sky or state securities laws applicable to such Shares.
     6.8 Termination of Employment. Each Participant’s Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the Option following termination of the Participant’s employment or provision of services to the Company, its Affiliates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Options issued pursuant to this Article 6, and may reflect distinctions based on the reasons for termination.
     6.9 Notification of Disqualifying Disposition. If any Participant shall make any disposition of Shares issued pursuant to the exercise of an ISO under the circumstances described in Code Section 421(b) (relating to certain disqualifying dispositions), such Participant shall notify the Company of such disposition within ten (10) days thereof.
     6.10 No Other Feature of Deferral. No Option granted pursuant to this Plan shall provide for any feature for the deferral of compensation other than the deferral of recognition of income until the later of the exercise or disposition of the Option, or the time the stock acquired pursuant to the exercise of the Option first becomes substantially vested.
Article 7. Stock Appreciation Rights
     7.1 Grant of SARs. Subject to the terms and conditions of this Plan, SARs may be granted to Participants at any time and from time to time as shall be determined by the Committee. However, an

Employee who is employed by an Affiliate and/or Subsidiary may only be granted SARs to the extent the Affiliate and/or Subsidiary is: (i) part of the Company’s controlled group of corporations, or (ii) a trade or business under common control, as of the date of grant as determined within the meaning of Code Section 414(b) or 414(c) and substituting for this purpose ownership of at least fifty percent (50%) of the Affiliate and/or Subsidiary to determine the members of the controlled group of corporations and the entities under common control.
     Subject to the terms and conditions of this Plan, the Committee shall have complete discretion in determining the number of SARs granted to each Participant and, consistent with the provisions of this Plan, in determining the terms and conditions pertaining to such SARs.
     The Grant Price for each grant of an SAR shall be determined by the Committee and shall be specified in the Award Agreement; provided, however, the Grant Price on the date of grant shall be at least equal to one hundred percent (100%) of the FMV of the Shares as determined on the date of grant.
     7.2 SAR Agreement. Each SAR Award shall be evidenced by an Award Agreement that shall specify the Grant Price, the term of the SAR, and such other provisions as the Committee shall determine.
     7.3 Term of SAR. The term of an SAR granted under this Plan shall be determined by the Committee, in its sole discretion, and except as determined otherwise by the Committee and specified in the SAR Award Agreement, no SAR shall be exercisable later than the tenth (10th) anniversary date of its grant. Notwithstanding the foregoing, for SARs granted to Participants outside the United States, the Committee has the authority to grant SARs that have a term greater than ten (10) years.
     7.4 Exercise of SARs. SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes.
     7.5 Settlement of SARs. Upon the exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:
(a)	The excess of the Fair Market Value of a Share on the date of exercise over the Grant Price; by

(b)	The number of Shares with respect to which the SAR is exercised.
     At the discretion of the Committee, the payment upon SAR exercise may made be in cash, Shares, or any combination thereof, or in any other manner approved by the Committee in its sole discretion. The Committee’s determination regarding the form of SAR payout shall be set forth in the Award Agreement pertaining to the grant of the SAR.
     7.6 Termination of Employment. Each Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the SAR following termination of the Participant’s employment with or provision of services to the Company, its Affiliates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all SARs issued pursuant to this Plan, and may reflect distinctions based on the reasons for termination.
     7.7 Other Restrictions. The Committee shall impose such other conditions and/or restrictions on any Shares received upon exercise of an SAR granted pursuant to this Plan as it may deem advisable or desirable. These restrictions may include, but shall not be limited to, a requirement that the Participant hold the Shares received upon exercise of an SAR for a specified period of time.
     7.8 No Other Feature of Deferral. No SAR granted pursuant to this Plan shall provide for any feature for the deferral of compensation other than the deferral of recognition of income until the exercise of the SAR.
Article 8. Restricted Stock and Restricted Stock Units
     8.1 Grant of Restricted Stock or Restricted Stock Units. Subject to the terms and provisions of this Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock and/or Restricted Stock Units to Participants in such amounts as the Committee shall determine. Restricted Stock Units shall be similar to Restricted Stock except that no Shares are actually awarded to the Participant on the date of grant.
     8.2 Restricted Stock or Restricted Stock Unit Agreement. Each Restricted Stock and/or Restricted Stock Unit grant shall be evidenced by an Award Agreement that shall specify the Period(s) of Restriction, the number of Shares of Restricted Stock or the number of Restricted Stock Units granted, the conditions on payment of the Award in the case of a Restricted Stock Unit Award, whether the Participant shall be entitled to receive dividends or dividend equivalents on such Award and the terms and conditions of payment of such dividends or dividend equivalents, and such other provisions as the Committee shall determine.
     8.3 Other Restrictions. The Committee shall impose such other conditions and/or restrictions on any Shares of Restricted Stock or Restricted Stock Units granted pursuant to this Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Share of Restricted Stock or each Restricted Stock Unit, restrictions based upon the achievement of specific performance goals, time-based restrictions on vesting following the attainment of the performance goals, time-based restrictions and/or restrictions under applicable laws or under the requirements of any stock exchange or market upon which such Shares are listed or traded, or holding requirements or sale restrictions placed on the Shares by the Company upon vesting of such Restricted Stock or Restricted Stock Units.
     To the extent deemed appropriate by the Committee, the Company may retain the certificates representing Shares of Restricted Stock in the Company’s possession until such time as all conditions and/or restrictions applicable to such Shares have been satisfied or lapse.
     Except as otherwise provided in this Article 8, Shares of Restricted Stock covered by each Restricted Stock Award shall become freely transferable by the Participant after all conditions and restrictions applicable to such Shares have been satisfied or lapse (including satisfaction of any applicable tax withholding obligations), and Restricted Stock Units shall be paid in cash, Shares, or a combination of cash and Shares as the Committee, in its sole discretion shall determine.

     8.4 Certificate Legend. In addition to any legends placed on certificates pursuant to Section 8.3, each certificate representing Shares of Restricted Stock granted pursuant to this Plan may bear a legend such as the following or as otherwise determined by the Committee in its sole discretion:
The sale or transfer of Shares of stock represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer as set forth in the Schawk, Inc. 2006 Long-Term Incentive Plan, and in the associated Award Agreement. A copy of this Plan and such Award Agreement may be obtained from Schawk, Inc.
     8.5 Voting Rights. Unless otherwise determined by the Committee and set forth in a Participant’s Award Agreement, to the extent permitted or required by law, as determined by the Committee, Participants holding Shares of Restricted Stock granted hereunder may be granted the right to exercise full voting rights with respect to those Shares during the Period of Restriction. A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder.
     8.6 Termination of Employment. Each Award Agreement shall set forth the extent to which the Participant shall have the right to retain Restricted Stock and/or Restricted Stock Units following termination of the Participant’s employment with or provision of services to the Company, its Affiliates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Shares of Restricted Stock or Restricted Stock Units issued pursuant to this Plan, and may reflect distinctions based on the reasons for termination.
     8.7 Section 83(b) Election. The Committee may provide in an Award Agreement that the Award of Restricted Stock is conditioned upon the Participant making or refraining from making an election with respect to the Award under Code Section 83(b). If a Participant makes an election pursuant to Code Section 83(b) concerning a Restricted Stock Award, the Participant shall be required to file promptly a copy of such election with the Company.
     8.8 Compliance with Section 409A. Unless the Committee provides otherwise in an Award Agreement, each Restricted Stock Unit shall be paid in full to the Participant no later than March 15 of the first calendar year following the year in which the Restricted Stock Unit is no longer subject to a “substantial risk of forfeiture” within the meaning of Code Section 409A. If the Committee provides in an Award Agreement that a Restricted Stock Unit is intended to be subject to Code Section 409A, the Award Agreement shall include the terms that are designed to satisfy the requirements of Section 409A.
Article 9. Performance Units/Performance Shares
     9.1 Grant of Performance Units/Performance Shares. Subject to the terms and provisions of this Plan, the Committee, at any time and from time to time, may grant Performance Units and/or Performance Shares to Participants in such amounts and upon such terms as the Committee shall determine.
     9.2 Value of Performance Units/Performance Shares. Each Performance Unit shall have an initial dollar value that is established by the Committee at the time of grant. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the date of grant. The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the value and/or number of Performance Units/Performance Shares that will be paid out to the Participant.
     9.3 Earning of Performance Units/Performance Shares. Subject to the terms of this Plan, after the applicable Performance Period has ended, the holder of Performance Units/Performance Shares shall be entitled to receive payout on the value and number of Performance Units/Performance Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals have been achieved.
     9.4 Form and Timing of Payment of Performance Units/Performance Shares. Payment of earned Performance Units/Performance Shares shall be as determined by the Committee and as evidenced in the Award Agreement. Subject to the terms of this Plan, the Committee, in its sole discretion, may pay earned Performance Units/Performance Shares in the form of cash or in Shares (or in a combination thereof) equal to the value of the earned Performance Units/Performance Shares at the close of the applicable Performance Period, or as soon as practicable after the end of the Performance Period. Any Shares may be granted subject to any restrictions deemed appropriate by the Committee. The determination of the Committee with respect to the form of payout of such Awards shall be set forth in the Award Agreement pertaining to the grant of the Award.
     9.5 Termination of Employment. Each Award Agreement shall set forth the extent to which the Participant shall have the right to retain Performance Units and/or Performance Shares following termination of the Participant’s employment with or provision of services to the Company, its Affiliates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Awards of Performance Units or Performance Shares issued pursuant to this Plan, and may reflect distinctions based on the reasons for termination.
     9.6 Compliance with Section 409A. Unless the Committee provides otherwise in an Award Agreement, each Performance Share or Performance Unit Award shall be paid in full to the Participant no later than March 15 of the first calendar year following the year in which the Performance Share or Performance Unit is no longer subject to a “substantial risk of forfeiture” within the meaning of Code Section 409A. If the Committee provides in an Award Agreement that a Performance Share or Performance Unit is intended to be subject to Code Section 409A, the Award Agreement shall include the terms that are designed to satisfy the requirements of Section 409A.
Article 10. Cash-Based Awards and Other Stock-Based Awards
     10.1 Grant of Cash-Based Awards. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Cash-Based Awards to Participants in such amounts and upon such terms as the Committee may determine.
     10.2 Other Stock-Based Awards. The Committee may grant other types of equity-based or equity-related Awards not otherwise described by the terms of this Plan (including the grant or offer for sale of unrestricted Shares) in such amounts and subject to such terms and conditions as the Committee shall determine. Such Awards may involve the transfer of actual Shares to Participants, or payment in cash or otherwise of amounts based on the value of Shares, and may include, without limitation, Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.

     10.3 Value of Cash-Based and Other Stock-Based Awards. Each Cash-Based Award shall specify a payment amount or payment range as determined by the Committee. Each Other Stock-Based Award shall be expressed in terms of Shares or units based on Shares, as determined by the Committee. The Committee may establish performance goals in its discretion. If the Committee exercises its discretion to establish performance goals, the number and/or value of Cash-Based Awards or Other Stock-Based Awards that will be paid out to the Participant will depend on the extent to which the performance goals are met.
     10.4 Payment of Cash-Based Awards and Other Stock-Based Awards. Payment, if any, with respect to a Cash-Based Award or an Other Stock-Based Award shall be made in accordance with the terms of the Award, in cash or Shares, as the Committee determines.
     10.5 Termination of Employment. The Committee shall determine the extent to which the Participant shall have the right to receive Cash-Based Awards or Other Stock-Based Awards following termination of the Participant’s employment with or provision of services to the Company, its Affiliates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Awards of Cash-Based Awards or Other Stock-Based Awards issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.
     10.6 Compliance With Section 409A. Unless the Committee provides otherwise in an Award Agreement, each Cash-Based Award or Other Stock-Based Award shall be paid in full to the Participant no later than March 15 of the first calendar year following the year in which the Cash-Based Award or Other Stock-Based Award is no longer subject to a “substantial risk of forfeiture” within the meaning of Code Section 409A. If the Committee provides in an Award Agreement that a Cash-Based Award or Other Stock-Based Award is intended to be subject to Code Section 409A, the Award Agreement shall include the terms that are designed to satisfy the requirements of Section 409A.
Article 11. Transferability of Awards
     11.1 Transferability. Except as provided in Section 11.2 below, during a Participant’s lifetime, his or her Awards shall be exercisable only by the Participant. Awards shall not be transferable other than by will or the laws of descent and distribution; no Awards shall be subject, in whole or in part, to attachment, execution, or levy of any kind; and any purported transfer in violation hereof shall be null and void. The Committee may establish such procedures as it deems appropriate for a Participant to designate a beneficiary to whom any amounts payable or Shares deliverable in the event of, or following, the Participant’s death, may be provided.
     11.2 Committee Action. The Committee may, in its discretion, determine that notwithstanding Section 11.1, any or all Awards (other than ISOs) shall be transferable to and exercisable by such transferees, and subject to such terms and conditions, as the Committee may deem appropriate; provided, however, no Award may be transferred for value (as defined in the General Instructions to Form S-8).
     11.3 Domestic Relations Orders. Without limiting the generality of Section 11.1, and notwithstanding Section 11.2, no domestic relations order purporting to authorize a transfer of an Award shall be recognized as valid.

Article 12. Performance Measures
     12.1 Performance Measures. The performance goals upon which the payment or vesting of an Award to a Covered Employee that is intended to qualify as Performance-Based Compensation shall be limited to the following Performance Measures:
(a)	Net earnings or net income (before or after taxes);

(b)	Earnings per share;

(c)	Revenues, sales, net sales or revenue growth;

(d)	Net operating profit;

(e)	Return measures (including, but not limited to, return on assets, capital, invested capital, equity, sales, or revenue);

(f)	Cash flow (including, but not limited to, operating cash flow, free cash flow, cash flow return on equity, and cash flow return on investment);

(g)	Earnings before or after taxes, interest, depreciation, and/or amortization;

(h)	Gross or operating margins;

(i)	Productivity ratios;

(j)	Share price (including, but not limited to, growth measures and total shareholder return);

(k)	Expense targets;

(l)	Margins;

(m)	Operating efficiency;

(n)	Market share;

(o)	Customer satisfaction;

(p)	Working capital targets;

(q)	Economic value added or EVA® (net operating profit after tax minus the sum of capital multiplied by the cost of capital);

(r)	Budget targets; and

(s)	Strategic and operational initiatives.
     Any one or more of the above Performance Measure(s) may be used to measure the performance of the Company, Subsidiary, and/or Affiliate as a whole or any business unit of the Company, Subsidiary, and/or Affiliate or any combination thereof, as the Committee may deem appropriate, or any of the above Performance Measures as compared to the performance of a group of comparator companies, or published or special index that the Committee, in its sole discretion, deems appropriate, or the Company may select Performance Measure (j) above as compared to various stock market indices. The Committee also has the authority to provide for accelerated vesting of any Award based on the achievement of performance goals pursuant to the Performance Measures specified in this Article 12.
     12.2 Evaluation of Performance. The Committee may provide in any such Award that any evaluation of performance may include or exclude any of the following events that occurs during a Performance Period: (a) asset write-downs; (b) litigation or claim judgments or settlements; (c) the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results; (d) any reorganization and restructuring programs; (e) extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to shareholders for the applicable year; (f) acquisitions or divestitures; and (g) foreign exchange gains and losses. To the extent such inclusions or exclusions affect Awards to Covered Employees, they shall be prescribed in a form that meets the requirements of Code Section 162(m) for deductibility.
     12.3 Adjustment of Performance-Based Compensation. Awards that are intended to qualify as Performance-Based Compensation shall not be adjusted upward. The Committee shall retain the discretion to adjust such Awards downward, either on a formula or discretionary basis, or any combination as the Committee determines.
     12.4 Committee Discretion. In the event that applicable tax and/or securities laws change to permit Committee discretion to alter the governing Performance Measures without obtaining shareholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining shareholder approval provided the exercise of such discretion does not violate Code Section 409A. In addition, in the event that the Committee determines that it is advisable to grant Awards that shall not qualify as Performance-Based Compensation, the Committee may make such grants without satisfying the requirements of Code Section 162(m) and base vesting on Performance Measures other than those set forth in Section 12.1.
Article 13. Nonemployee Director Awards
     The Board shall determine all Awards to Nonemployee Directors. The terms and conditions of any grant to any such Nonemployee Director shall be set forth in an Award Agreement.
Article 14. Dividend Equivalents
     Any Participant selected by the Committee may be granted dividend equivalents based on the dividends declared on Shares that are subject to any Award, to be credited as of dividend payment dates during the period between the date the Award is granted and the date the Award is exercised, vests, or expires, as determined by the Committee. Such dividend equivalents shall be converted to cash or additional Shares by such formula and at such time and subject to such limitations as may be determined by the Committee; provided, however, that no dividend equivalents may be granted on any Award of Options or SARs.
Article 15. Beneficiary Designation
     Each Participant under this Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under this Plan is to be paid in case of his death before he receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Committee, and will be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime. In the absence of any such beneficiary designation, benefits remaining unpaid or rights remaining unexercised at the Participant’s death shall be paid to or exercised by the Participant’s executor, administrator, or legal representative.

Article 16. Rights of Participants
     16.1 Employment. Nothing in this Plan or an Award Agreement shall interfere with or limit in any way the right of the Company, its Affiliates, and/or its Subsidiaries to terminate any Participant’s employment or service on the Board or to the Company at any time or for any reason not prohibited by law, nor confer upon any Participant any right to continue his employment or service as a Director for any specified period of time.
     Neither an Award nor any benefits arising under this Plan shall constitute an employment contract with the Company, its Affiliates, and/or its Subsidiaries and, accordingly, subject to Articles 3 and 18, this Plan and the benefits hereunder may be terminated at any time in the sole and exclusive discretion of the Committee without giving rise to any liability on the part of the Company, its Affiliates, and/or its Subsidiaries.
     16.2 Participation. No individual shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.
     16.3 Rights as a Shareholder. Except as otherwise provided herein, a Participant shall have none of the rights of a shareholder with respect to Shares covered by any Award until the Participant becomes the record holder of such Shares.
Article 17. Change in Control
     Notwithstanding any other provision of this Plan to the contrary, the provisions of this Article 17 shall apply in the event of a Change in Control:
(a)	All outstanding Options and Stock Appreciation Rights shall become immediately fully vested and exercisable;

(b)	Each Restricted Stock and Restricted Stock Unit Award shall become immediately vested and payable in a prorated amount equal to the portion of the vesting period elapsed through the date of such Change in Control and, if any performance goals apply to any such Award, the performance period shall lapse and such performance goals shall be deemed to have been met at the maximum level; provided, the Committee may determine in connection with the grant of an Award as reflected in the applicable Award Agreement that vesting more favorable to the Participant shall apply.

(c)	The Performance Period for each Performance Share and Performance Unit Award shall lapse and the performance goals associated with such Awards shall be deemed to have been met at their maximum level, and such Awards shall be immediately vested and payable in a prorated amount equal to the portion of the Performance Period elapsed through the date of such Change in Control; provided, the Committee may determine in connection with the grant of an Award as reflected in the applicable Award Agreement that vesting more favorable to the Participant shall apply.
     The Committee may, in its sole discretion, determine that any or all outstanding Awards granted under the Plan, whether or not exercisable, shall be canceled and terminated and that in connection with such cancellation and termination the holder of such Award may receive for each Share of common stock subject to such Awards a cash payment (or the delivery of shares of stock, other securities or a combination of cash, stock and securities equivalent to such cash payment) equal to the difference, if any, between the consideration received by shareholders of the Company in respect of a Share of common stock in connection with such transaction and the purchase price per share, if any, under the Award multiplied by the number of Shares of common stock subject to such Award; provided that if such product is zero or less or to the extent that the Award is not then exercisable, the Awards may be canceled and terminated without payment therefore.
Article 18. Amendment, Modification, Suspension, and Termination
     18.1 Amendment, Modification, Suspension, and Termination. Subject to Section 18.3, the Committee may, at any time and from time to time, alter, amend, modify, suspend, or terminate this Plan and any Award Agreement in whole or in part; provided, however, that without the prior approval of the Company’s shareholders and except as provided in Section 4.4, Options or SARs issued under this Plan shall not be repriced, replaced, or regranted through cancellation or by lowering the Option Price of a previously granted Option or the Grant Price of a previously granted SAR, and no amendment of this Plan shall be made without shareholder approval if shareholder approval is required by law, regulation, or stock exchange listing rule.
     18.2 Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. The Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4.4 hereof) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent unintended dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan. The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under this Plan.
     18.3 Awards Previously Granted. Notwithstanding any other provision of this Plan to the contrary (other than Section 18.4), no termination, amendment, suspension, or modification of this Plan or an Award Agreement shall adversely affect in any material way any Award previously granted under this Plan without the written consent of the Participant holding such Award.
     18.4 Amendment to Conform to Law. Notwithstanding any other provision of this Plan to the contrary, the Board of Directors may amend the Plan or an Award Agreement, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of conforming the Plan or an Award Agreement to any present or future law relating to plans of this or similar nature (including, but not limited to, Code Section 409A), and to the administrative regulations and rulings promulgated thereunder.
Article 19. Withholding
     19.1 Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, the minimum statutory amount to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan.

     19.2 Share Withholding. With respect to withholding required upon the exercise of Options or SARs, upon the lapse of restrictions on Restricted Stock and Restricted Stock Units, or upon the achievement of performance goals related to Performance Shares or any other taxable event arising as a result of an Award granted hereunder, Participants may elect, subject to the approval of the Committee in its sole discretion, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax that could be imposed on the transaction. All such elections shall be irrevocable, made in writing, and signed by the Participant, and shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.
Article 20. Successors
     All obligations of the Company under this Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.
Article 21. General Provisions
     21.1 Forfeiture Events.
(a)	The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, termination of employment for cause, termination of the Participant’s provision of services to the Company, Affiliate, and/or Subsidiary, violation of material Company, Affiliate, and/or Subsidiary policies, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Participant, or other conduct by the Participant that is detrimental to the business or reputation of the Company, its Affiliates, and/or its Subsidiaries.

(b)	If as a result of misconduct the Company is required to prepare an accounting restatement due to the material noncompliance of the Company with any financial reporting requirement under the securities laws, if the Participant knowingly or grossly negligently engaged in the misconduct, or knowingly or grossly negligently failed to prevent the misconduct, or if the Participant is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002, the Participant shall reimburse the Company the amount of any payment in settlement of an Award earned or accrued during the twelve (12) month period following the first public issuance or filing with the United States Securities and Exchange Commission (whichever just occurred) of the financial document embodying such financial reporting requirement.
     21.2 Legend. The certificates for Shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer of such Shares.

     21.3 Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular, and the singular shall include the plural.
     21.4 Severability. In the event any provision of this Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of this Plan, and this Plan shall be construed and enforced as if the illegal or invalid provision had not been included.
     21.5 Requirements of Law. The granting of Awards and the issuance of Shares under this Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.
     21.6 Delivery of Title. The Company shall have no obligation to issue or deliver evidence of title for Shares issued under this Plan prior to:
(a)	Obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and

(b)	Completion of any registration or other qualification of the Shares under any applicable national or foreign law or ruling of any governmental body that the Company determines to be necessary or advisable.
     21.7 Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.
     21.8 Investment Representations. The Committee may require any individual receiving Shares pursuant to an Award under this Plan to represent and warrant in writing that the individual is acquiring the Shares for investment and without any present intention to sell or distribute such Shares.
     21.9 Employees Based Outside of the United States. Notwithstanding any provision of this Plan to the contrary, in order to comply with the laws in other countries in which the Company, its Affiliates, and/or its Subsidiaries operate or have Employees or Directors, the Committee, in its sole discretion, shall have the power and authority to:
(a)	Determine which Affiliates and Subsidiaries shall be covered by this Plan.

(b)	Determine which Employees and/or Directors outside the United States are eligible to participate in this Plan.

(c)	Modify the terms and conditions of any Award granted to Employees and/or Directors outside the United States to comply with applicable foreign laws.

(d)	Establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable. Any subplans and modifications to Plan terms and procedures established under this

Section 21.9 by the Committee shall be attached to this Plan document as appendices.

(e)	Take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local government regulatory exemptions or approvals.
     Notwithstanding the above, the Committee may not take any actions hereunder, and no Awards shall be granted, that would violate applicable law.
     21.10 Uncertificated Shares. To the extent that this Plan provides for issuance of certificates to reflect the transfer of Shares, the transfer of such Shares may be effected on a noncertificated basis, to the extent not prohibited by applicable law or the rules of any stock exchange.
     21.11 Unfunded Plan. Participants shall have no right, title, or interest whatsoever in or to any investments that the Company, and/or its Subsidiaries, and/or its Affiliates may make to aid it in meeting its obligations under this Plan. Nothing contained in this Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Participant, beneficiary, legal representative, or any other individual. To the extent that any individual acquires a right to receive payments from the Company, its Subsidiaries, and/or its Affiliates under this Plan, such right shall be no greater than the right of an unsecured general creditor of the Company, a Subsidiary, or an Affiliate, as the case may be. All payments to be made hereunder shall be paid from the general funds of the Company, a Subsidiary, or an Affiliate, as the case may be, and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in this Plan.
     21.12 No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to this Plan or any Award. The Committee shall determine whether cash, Awards, or other property shall be issued or paid in lieu of fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.
     21.13 Retirement and Welfare Plans. Neither Awards made under this Plan nor Shares or cash paid pursuant to such Awards may be included as “compensation” for purposes of computing the benefits payable to any Participant under the Company’s or any Subsidiary’s or Affiliate’s retirement plans (both qualified and nonqualified) or welfare benefit plans unless such other plan expressly provides that such compensation shall be taken into account in computing a Participant’s benefit.
     21.14 Deferred Compensation. It is intended that any Award made under this Plan that results in the deferral of compensation (as defined under Code Section 409A) comply with the requirements of Code Section 409A.
     21.15 Nonexclusivity of this Plan. The adoption of this Plan shall not be construed as creating any limitations on the power of the Board or Committee to adopt such other compensation arrangements as it may deem desirable for any Participant.
     21.16 No Constraint on Corporate Action. Nothing in this Plan shall be construed to: (i) limit, impair, or otherwise affect the Company’s or a Subsidiary’s or an Affiliate’s right or power to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets; or (ii) limit the right or power of the Company or a Subsidiary or an Affiliate to take any action which such entity deems to be necessary or appropriate.
     21.17 Governing Law. The Plan and each Award Agreement shall be governed by the laws of the state of Illinois (except as provided at Section 21.18), excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Plan to the substantive law of another jurisdiction. Unless otherwise provided in the Award Agreement, recipients of an Award under this Plan are deemed to submit to the exclusive jurisdiction and venue of the federal or state courts of Illinois, to resolve any and all issues that may arise out of or relate to this Plan or any related Award Agreement.
     21.18 Indemnification. Subject to requirements of Delaware law, each individual who is or shall have been a member of the Board, or a Committee appointed by the Board, or an officer of the Company to whom authority was delegated in accordance with Article 3, shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under this Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his/her own behalf, unless such loss, cost, liability, or expense is a result of his/her own willful misconduct or except as expressly provided by statute.
     The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such individuals may be entitled under the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.
     21.19 No Guarantee of Favorable Tax Treatment. Although the Company intends to administer the Plan so that Awards will be exempt from, or will comply with, the requirements of Code Section 409A, the Company does not warrant that any Award under the Plan will qualify for favorable tax treatment under Code Section 409A or any other provision of federal, state, local, or foreign law. The Company shall not be liable to any Participant for any tax, interest tax or penalty the Participant might owe as a result of the grant, holding, vesting, exercise, or payment of any Award under the Plan.

SCHAWK, INC.
Schawk, Inc.
1695 River Road, Des Plaines, Illinois 60018
PROXY
     This Proxy is Solicited on Behalf of the Board of Directors. The undersigned hereby appoints each of David A. Schawk and A. Alex Sarkisian, Esq. as Proxy, with the power to appoint his substitute and hereby authorizes each of them to represent and to vote as designated below, all the shares of Schawk, Inc. Class A Common Stock held on record by the undersigned on March 31, 2006, at the Annual Meeting of Stockholders to be held on May 17, 2006, or any adjournment thereof.

1.	FOR the election of the nominees for Director of Schawk, Inc.

FOR all nominees listed below (except as withheld in the space provided)

WITHHOLD AUTHORITY to vote for all nominees listed below

	Clarence W. Schawk	John T. McEnroe, Esq.
	David A. Schawk	Hollis W. Rademacher
	A. Alex Sarkisian, Esq.	Leonard S. Caronia
	Judith W. McCue, Esq.	Christopher Lacovara

	___( ) FOR	___( ) WITHHOLD FOR ALL

Instruction: To withhold authority to vote for any individual nominee, write that nominee’s name on the lines provided below.

2.	FOR the approval of the 2005 cash-based long-term performance awards and related performance goals and maximum individual payment amount.

	( ) FOR	( ) AGAINST	( ) ABSTAIN

3.	FOR the approval of the Schawk, Inc. 2006 Long-Term Incentive Plan.

	( ) FOR	( ) AGAINST	( ) ABSTAIN

4.	FOR ratification of the selection of Ernst & Young LLP as the independent auditors of Schawk, Inc. for fiscal year 2006.

	( ) FOR	( ) AGAINST	( ) ABSTAIN

5.	In his discretion, the Proxy is authorized to vote upon such other business as may properly come before the meeting.

The proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposals 1, 2, 3 and 4.
THE BOARD OF DIRECTORS OF SCHAWK, INC. RECOMMENDS A VOTE FOR PROPOSALS 1, 2, 3 and 4. Please mark, sign, date, and return your proxy without delay in the return envelope provided for that purpose, which requires no postage if mailed within the United States or Puerto Rico.

Dated , 2006

Signature

Signature if held jointly

Please sign exactly as name appears hereon; joint owners should each sign. When signing as Attorney, Executor, Administrator, or Guardian, please give full title as such. If signer is a corporation, please sign with the full corporation name by duly authorized officer or director.

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